                                        Regions
                                        Morgan Keegan
                                        Select Funds
--------------------------------------------------------------------------------




CAPITAL GROWTH FUND


FINANCIAL FUND


INTERMEDIATE BOND FUND

                                                ANNUAL REPORT
HIGH INCOME FUND ---------------------------------------------------------------
                                                JUNE 30, 2002


           Each fund is a series of Morgan Keegan Select Fund, Inc.

                               Table of Contents

 Letter to Shareholders                         Page  1
 Capital Growth Fund
 Portfolio Commentary/Schedule of Investments   Pages 2-6
 Financial Fund
 Portfolio Commentary/Schedule of Investments   Pages 7-11
 Intermediate Bond Fund
 Portfolio Commentary/Schedule of Investments   Pages 12-21
 High Income Fund
 Portfolio Commentary/Schedule of Investments   Pages 22-33
 Index Descriptions                             Page  34
 Statements of Assets and Liabilities           Pages 36-37
 Statements of Operations                       Pages 38-39
 Statements of Changes in Net Assets            Pages 40-41
 Notes to Financial Statements                  Pages 42-47
 Financial Highlights                           Pages 48-50
 Board of Directors and Officers                Pages 52-53

                        Morgan Keegan Select Fund, Inc.

Morgan Keegan Select Fund, Inc. is a growing family of funds, which, currently consists of four funds.
  - Regions Morgan Keegan Select Capital Growth Fund

  - Regions Morgan Keegan Select Financial Fund

  - Regions Morgan Keegan Select Intermediate Bond Fund

  - Regions Morgan Keegan Select High Income Fund

The Capital Growth Fund seeks to provide capital appreciation through equity investments in domestic companies. The fund gives consideration, among other things, to a company's overall financial health and prospects. The fund targets companies with attractive return on equity ratios, earnings growth rates, and price-to-earnings ratios, relative to their historical averages and to the ra-tios and performances of their industry peers.

The Financial Fund seeks to provide long-term capital appreciation through eq-uity investments in companies within the financial services industry. The fund targets large, regional and community banks as well as other financial services companies. Investments are chosen with consideration given to a company's mar-ket growth, growth and innovation in product offerings and growth demographics. Additionally, fundamental measures such as return on assets, return on equity, quality of assets, adequacy of loan loss reserves, and operating efficiency are given weight in security selection. Please be advised that any fund concentrat-ing most of its investments in a single industry will be more susceptible to factors adversely affecting issues within that industry than would a more di-versified fund.

The Intermediate Bond Fund seeks to provide a high level of income by investing in intermediate-maturity, investment-grade bonds. The fund seeks capital growth as a secondary objective when consistent with the fund's primary objective. The fund targets investment-grade debt securities with effective maturities between one and ten years. The fund is not required to sell a security that is down-graded subsequent to purchase, but will consider what action, including sale, is in the best interest of the fund and shareholders. The fund invests in secu-rities that offer the most attractive value relative to alternative invest-ments.

The High Income Fund seeks to provide a high level of income primarily by in-vesting in below-investment-grade debt securities. The fund seeks capital growth as a secondary objective when consistent with the fund's primary objec-tive. The fund invests in securities that offer the most attractive value rela-tive to alternative investments. Please be advised that below-investment-grade bonds involve a higher risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of ris-ing interest rates could adversely affect the ability of issuers to service primary obligations and an unanticipated default could cause the fund to expe-rience a reduction in value of its shares.

Please call for a prospectus and read it carefully before investing.

                        Morgan Keegan Select Fund, Inc.
                             Letter to Shareholders


Dear Fellow Shareholders:

We are pleased to announce that the Morgan Keegan Select Fund family performed extremely well over the past year, with each fund outperforming its benchmark index, despite difficult market conditions. The equity markets were roiled by a wave of corporate scandals, Mid-East tensions and lack of investor confidence. The turmoil in the market led to a flight to quality in the fixed income mar-kets as treasuries rallied and corporate bonds suffered from a dramatic rise in bankruptcies.

The end of June 2002 marked a very successful six-month period and fiscal year end for the Morgan Keegan Select Fund family. The funds not only performed well, but also saw tremendous asset growth. Our two fixed income funds experi-enced the most growth with assets in the funds more than doubling over the last six months and quadrupling over the past year to over $370 million.

The High Income Fund continues to receive national acclaim by being cited in publications such as Kiplinger's, Institutional Investor and Mutual Funds Maga-zine. The Intermediate Bond and Financial Funds were ranked in the top 1.0% and top quartile of their respective peer groups over the past year. The Capital Growth Fund performed relatively well given the rapid decline in the equity markets.

The executive summary below illustrates the funds' performance relative to their indices.

 Performance Statistics as of June 30, 2002*     Six Months   One Year
 Capital Growth                                    (9.70%)    (12.20%)
  S&P 500 Index+                                  (13.16%)    (17.99%)
 Financial                                          6.15%       2.76%
  KBW Bank Index+                                  (2.36%)     (6.53%)
 Intermediate Bond                                  2.99%       9.61%
  Lehman Brothers Intermediate Aggregate Index+     3.92%       8.65%
 High Income                                        6.09%      13.57%
  Lehman Brothers BB High Yield Index+             (3.89%)     (0.67%)

* The above performance statistics are Net Asset Value returns of class "A" shares.
+  Refer to Index Descriptions on page 34.
Past performance is not indicative of future results.

While we've enjoyed success during these tumultuous times, we look forward to improved market conditions. As always, we appreciate your support of the funds and will continue to offer what we believe are attractive investment options in any market. Our recent partnership with the Regions Funds has been a success, providing investors with added flexibility. Thank you for investing with us and contributing to the success of the Select Funds.

                                        /s/ Allen Morgan, Jr.
                                        -----------------------
                                        Allen Morgan, Jr.
                                        President and Director

                Regions Morgan Keegan Select Capital Growth Fund
                              Portfolio Commentary
                                 June 30, 2002


The past six months has been one of the most difficult periods for the equity markets in nearly 30 years. Corporate governance scandals, terrorism, Middle East tensions, bankruptcies, earnings estimate reductions, and a slower than expected recovery in capital spending have all weighed heavily on stock prices. Despite avoiding the headline generating disasters, the Regions Morgan Keegan Capital Growth Fund was not immune to the downward pressure of the market. Due to the broadness of the market decline, our multi-cap approach did not bolster performance. Fortunately, the fund's focus on stocks with consistent, predict-able earnings streams buffered the fund from the full extent of the market de-cline. While we are never satisfied with negative returns, we were pleased that the fund outperformed both the S&P 500 Index+ and the Nasdaq Composite Index+ falling 9.70% versus declines of 13.16% and 24.84% for the indices, respective-ly.

The economy appears to have reached a bottom, but the return to growth has been slow in many sectors. The telecommunications and technology sectors may take years to recover from hyper-competition, overcapacity, and weak demand. Addi-tionally, the utility sector fell under the black cloud of Enron and has yet to emerge. The health care sector has been mixed, with hospitals gaining ground on improving operations while pharmaceuticals have struggled with company specific issues. The financial services sector has been able to increase margins as in-terest rates have fallen, but investors are wary of credit quality. Conversely, the consumer has been a beacon of light in an otherwise weak economy. Further-more, the housing market has held up nicely and, manufacturing trends have re-cently demonstrated strength.

For the fund's fiscal year ending June 30, 2002, the net asset value fell 12.20% while the S&P 500 and the Nasdaq Composite fell 17.99% and 32.07%, re-spectively. During the last fiscal year, we officially entered and exited a re-cession. Although Gross Domestic Product grew 5.1% in the first quarter of 2002, that growth has done little to bolster investor enthusiasm for equities. We expect the broader market to remain volatile until investors regain confi-dence in corporate governance and the economic recovery. With the current pull-back in stocks, we continue to pursue new opportunities that provide consistent growth, and we remain optimistic about the future potential for equity returns.

PORTFOLIO MANAGER

                         ------------------------------------------------------

                                E. Elkan Scheidt

  ----------------------------------------------------------------------------
  +  Refer to Index Descriptions on page 34.

                Regions Morgan Keegan Select Capital Growth Fund
                              Portfolio Commentary
                                 June 30, 2002


PORTFOLIO PERFORMANCE (excludes sales load)

                                                ------------------------

                             Capital         Capital        Capital
                             Growth          Growth          Growth
                              Fund            Fund            Fund
                            A-Shares        C-Shares*      I-Shares**     S&P 500+
      Inception (1/23/02)        --              --          (6.14%)       (11.68%)
      6 Months                (9.70%)         (9.94%)           --         (13.16%)
      1 Year                 (12.20%)        (12.66%)           --         (17.99%)
      Inception (6/15/01)        --          (12.19%)           --         (16.75%)
      5 Years***              (0.22%)            --             --           3.67%
      10 Years***              7.58%             --             --          11.42%

  --------------------------------------------------------------------
     *  Class C shares were initially issued June 15, 2001.
     ** Class I shares were initially issued January 23, 2002.
     ***Average annual total returns.
     +  Refer to Index Descriptions on page 34.

PORTFOLIO STATISTICS

                          ---------------------------------------------

      Net Asset Value               $17.22*
      Net Assets                    $ 37.5 million
      Average Market
       Capitalization               $ 48.1 billion
      Median Market Capitalization  $  5.6 billion
      Percent Invested                96.8%

  --------------------------------------------------------------------
     * "A" shares only.

LARGEST HOLDINGS

                        ------------------------------------------------

      AutoZone, Inc. (AZO)                   5.9%
      Concord EFS, Inc. (CEFT)               5.1%
      Health Management Associates, Inc.
       (HMA)                                 4.8%
      Exxon Mobil Corporation (XOM)          3.9%
      Bank of America Corporation (BAC)      3.8%

  --------------------------------------------------------------------

SECTOR WEIGHTINGS

                        -----------------------------------------------

      Retail                      16.4%
      Health Care/Pharmaceutical  14.3%
      Technology                  12.3%
      Energy                      11.6%
      Financial Services          11.1%
      Consumer Products            9.9%
      Other                        5.4%
      Data Processing              5.1%
      Telecommunications           4.3%
      Transportation               4.1%
      Industrial Equipment         2.3%

  --------------------------------------------------------------------

                Regions Morgan Keegan Select Capital Growth Fund
                              Portfolio Commentary
                                 June 30, 2002

PORTFOLIO PERFORMANCE (includes maximum sales load)

                                                         ----------------------

                            Capital
                            Growth
                             Fund      Capital Growth Fund
                           A-Shares*       C-Shares**
      6 Months              (12.86%)         (10.84%)
      1 Year                (15.28%)         (13.53%)
      Inception (6/15/01) --                 (12.19%)
      5 Years***             (0.92%)              --
      10 Years***             7.20%               --

  --------------------------------------------------------------------

     *    "A" shares carry a maximum sales load of 3.50%.
     ** "C" shares carry a 1% contingent deferred sales charge (CDSC) that is charged if shares are redeemed within 12 months of the initial purchase.
     ***  Average annual total returns.

             Growth of $10,000 Investment in Capital Growth Fund

                                    [CHART]

                                                      Capital Growth   S&P 500
                                                      --------------   -------
    6/30/1992                                              9,650        10,000
    6/30/1993                                             10,935        11,357
    6/30/1994                                             10,982        11,517
    6/30/1995                                             12,498        14,510
    6/30/1996                                             16,035        18,285
    6/30/1997                                             20,256        24,578
    6/30/1998                                             25,385        31,974
    6/30/1999                                             26,705        39,238
    6/30/2000                                             26,479        42,063
    6/30/2001                                             22,823        40,576
    6/30/2002                                             20,038        33,276

          Average Annual Total Returns for the period ended 6/30/02.

                            1 Year     5 Year    10 Year
          Class A Shares   (15.28%)   (0.92)%     7.20%


This data is as of June 30, 2002. Current holdings may not reflect holdings as of the date of this report. Past performance is not indicative of future re-sults. The fund's returns and the $10,000 chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                Regions Morgan Keegan Select Capital Growth Fund
                            Schedule of Investments
                                 June 30, 2002

                                                   Market
 Shares Description                                 Value

 EQUITY SECURITIES - 96.8%
        BEVERAGES - 6.9%
 28,000 Anheuser-Busch Cos.                      $ 1,400,000
 21,500 The Coca-Cola Company                      1,204,000

        CONSTRUCTION - 1.3%
 15,500 * The Shaw Group, Inc.                       475,850

        DATA PROCESSING - 5.1%
 63,700 * Concord EFS, Inc.                        1,919,918

        ENERGY/ENERGY RELATED - 11.6%
  8,482 Devon Energy Corporation                     417,993
 35,884 Exxon Mobil Corporation                    1,468,373
 37,500 * Gulf Island Fabrication, Inc.              687,750
 18,000 Noble Affiliates, Inc.                       648,900
 40,000 * Patterson Energy, Inc.                   1,129,200

        FINANCIAL SERVICES - 11.1%
 24,000 AmSouth Bancorporation                       537,120
 20,000 Bank of America Corporation                1,407,200
 19,000 Coastal Bancorp, Inc.                        603,440
 24,471 Compass Bancshares                           822,226
 30,000 SouthTrust Corporation                       783,600

        HEALTH CARE/PHARMACEUTICAL - 14.3%
 22,500 * Accredo Health, Incorporated             1,038,150
 90,000 * Health Management Associates, Inc.       1,813,500
 16,000 Merck & Co., Inc.                            810,240
 23,000 * Orthodontic Centers of America, Inc.       530,150
 37,000 * Renal Care Group, Inc.                   1,152,550

        INDUSTRIAL EQUIPMENT--2.3%
 21,000 General Electric Company                     610,050
 35,000 * Global Industries , Ltd.                   244,650

        NEWSPAPER/BROADCASTING - 3.0%
 15,000 Gannett Co., Inc.                          1,138,500

        REAL ESTATE INVESTMENT TRUSTS - 1.6%
 45,000 RFS Hotel Investors, Inc.                    609,300

        RESTAURANT - 1.0%
 15,000 * O'Charley's Inc.                           379,500

        RETAIL - 16.4%
 28,500 * AutoZone, Inc.                           2,203,050
 60,801 Dollar General Corporation                 1,157,043
 59,500 Hancock Fabrics, Inc.                      1,105,510
 27,500 Home Depot, Inc.                           1,010,075
 12,000 Wal-Mart Stores, Inc.                        660,120

                Regions Morgan Keegan Select Capital Growth Fund
                            Schedule of Investments
                                 June 30, 2002

                                                         Market
 Shares Description                                       Value

        RECREATIONAL PRODUCTS - 1.5%
 20,000 * SCP Pool Corporation                         $   555,200

        TECHNOLOGY - 12.3%
 39,000 * Emulex Corporation                               877,890
 25,500 * Microsoft Corporation                          1,394,850
 31,500 * Qlogic Corporation                             1,200,150
 40,000 * RF Micro Devices, Inc.                           304,800
 36,000 Texas Instruments, Inc.                            853,200

        TELECOMMUNICATIONS - 4.3%
 24,000 BellSouth Corporation                              756,000
 24,000 SBC Communications Inc.                            732,000
 50,000 * US UnWired Inc.                                  140,000

        TRANSPORTATION - 4.1%
 10,000 CNF Inc.                                           379,800
 22,000 FedEx Corp.                                      1,174,800
                                                       -----------
 Total Equity Securities (cost $24,211,916)            $36,336,648
                                                       -----------
        * Non-Income Producing

 EURODOLLAR TIME DEPOSITS - 2.6%

        State Street Bank & Trust Company Eurodollar
        time deposits dated June 28 , 2002, 0.50%,
        maturing at $975,041 on July 1, 2002.          $   975,000
                                                       -----------
 Total Investments (cost $25,186,916) - 99.4%          $37,311,648
                                                       -----------
 Other Assets and Liabilities, net - 0.6%              $   232,763
                                                       -----------
 Net Assets                                            $37,544,411
                                                       ===========

                  Regions Morgan Keegan Select Financial Fund
                              Portfolio Commentary
                                 June 30, 2002


For the six and 12-month periods ending June 30, 2002, the Regions Morgan Keegan Select Financial Fund posted returns of 6.15% and 2.76%, respectively. The fund outperformed the KBW Bank Index+ which returned -2.36% and -6.53%, re-spectively, for the same periods. Since June 30, 2001 the equity market has been on a wild roller coaster ride drawn up by continued consumer confidence, a steady job market and favorable economic outlooks, but knocked down by terror-ist attacks, serious accounting scandals and low corporate earnings. Despite this turmoil, the financial sector has continued to serve as a safe harbor for investors.

The financial sector may be stronger today than it was one year ago. Interest rates have stabilized, and banks have managed their margin spread well. Credit quality remains in check and consumer lending, including mortgage lending, has continued to flourish. Some of the money center banks have been pinched by in-ternational strife and credit lines extended to companies like Enron and WorldCom. However, the diversification of their balance sheet has protected them from significant losses. Community banks and niche lenders have continued to do well and even thrive.

The last six months saw a temporary movement in financial stocks during which several small acquisitions were announced. We believe that there is a continued demand for acquisitions and that they will resume once we see some permanent recovery in the regional and super-regional stocks.

The fund has posted modest returns over the past year. The fund's performance was helped by the stability of community banks, but hindered by the overall volatility in the equity market. Banks could be well positioned to move if sta-bility returns to the market. Since this sector is heavily regulated, there is less concern about accounting issues. Going forward, we believe this sector will continue to offer solid investment opportunities in the year ahead.


PORTFOLIO MANAGER

                         ------------------------------------------------------

                                W. James Stokes

  ----------------------------------------------------------------------------
  +  Refer to Index Descriptions on page 34.

                  Regions Morgan Keegan Select Financial Fund
                              Portfolio Commentary
                                 June 30, 2002

PORTFOLIO PERFORMANCE (excludes sales load)

                                                --------------------------------

                             Financial      Financial     Financial
                                Fund          Fund          Fund            KBW
                              A-Shares      C-Shares      I-Shares      Bank Index+
      6 Months                  6.15%         5.91%         6.39%         (2.36%)
      1 Year                    2.76%         2.24%         3.28%         (6.53%)
      Inception (8/30/00)*      8.59%         8.08%         9.09%         (3.30%)

  ----------------------------------------------------------------------------
     *  Average annual total returns.
     +  Refer to Index Descriptions on page 34.

PORTFOLIO STATISTICS

                         ------------------------------------------------------

      Net Asset Value               $11.56*
      Net Assets                    $ 14.6 million
      Average Market
       Capitalization               $ 19.4 billion
      Median Market Capitalization  $  3.5 billion
      Percent Invested                95.8%

  ----------------------------------------------------------------------------
     * "A" shares only.

LARGEST HOLDINGS

                      ---------------------------------------------------------

      Bank of America Corporation (BAC)  5.2%
      SunTrust Banks, Inc. (STI)         4.9%
      Cullen/Frost Bankers, Inc. (CFR)   4.8%
      Fifth Third Bancorp (FITB)         4.6%
      SouthTrust Corporation (SOTR)      4.3%

  ----------------------------------------------------------------------------

SECTOR WEIGHTINGS

                       --------------------------------------------------------

      Large-Capitalization Banks             34.5%
      Mid-Capitalization Banks               27.5%
      Small-Capitalization Banks             24.7%
      Specialty Financial Service Companies   9.1%

  ----------------------------------------------------------------------------

                  Regions Morgan Keegan Select Financial Fund
                              Portfolio Commentary
                                 June 30, 2002

PORTFOLIO PERFORMANCE (includes maximum sales load)

                                                          ---------------------

                                 Financial     Financial
                                   Fund          Fund
                                 A-Shares*    C-Shares**
      6 Months                      1.11%        4.86%
      1 Year                       (2.12%)       1.22%
      Inception (8/30/00)***        5.75%        8.08%

  ----------------------------------------------------------------------------

     *  "A" shares carry a maximum sales load of 4.75%.
     ** "C" shares carry a 1% contingent deferred sales charge (CDSC) that is charged if shares are redeemed within 12 months of the initial purchase.
     *** Average annual total returns.

                                    [CHART]

                Growth of $10,000 Investment in Financial Fund

                              KBW Bank Index   Class A     Class C       Class I
                              --------------   -------     -------       ------

 8/30/2000                        10,000        9,525       10,000       10,000
 6/30/2001                        10,343       10,782       11,280       11,360
 6/30/2002                         9,668       11,080       11,533       11,733

          Average Annual Total Returns for the period ended 6/30/02.

                                                       1 Year    Inception
             Class A Shares                            (2.12%)     5.75%
             Class C Shares                             1.22%      8.08%
             Class I Shares                             3.28%      9.09%


This data is as of June 30, 2002. Current holdings may not reflect holdings as of the date of this report. Past performance is not indicative of future re-sults. The fund's returns and the $10,000 chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  Regions Morgan Keegan Select Financial Fund
                            Schedule of Investments
                                 June 30, 2002

                                                      Market
 Shares Description                                    Value

 EQUITY SECURITIES - 95.8%
        BANKS - 85.1%
 10,900 Bank Of America Corporation                 $   766,924
 18,000 The Bank of New York Company, Inc.              607,500
 13,000 BB&T Corporation                                501,800
 15,000 Boston Private Financial Holdings, Inc.         371,100
 62,648 * Cardinal Financial Corporation                297,578
 15,000 Citigroup, Inc.                                 581,250
  7,000 Community Financial Group, Inc.                 176,610
  5,000 Compass Bancshares, Inc.                        168,000
 19,600 Cullen/Frost Bankers, Inc.                      704,620
 10,000 Fifth Third Bancorp                             666,500
 27,515 Main Street Banks, Inc.                         569,010
 11,500 Mercantile Bankshares Corporation               471,845
 10,000 Middleburg Financial                            485,000
  7,500 National City Corporation                       249,375
 23,000 National Commerce Financial Corp.               604,900
  7,000 PNC Financial Services Group, Inc.              365,960
 24,900 * Republic Bancshares, Inc.                     502,233
  5,250 Sandy Spring Bancorp, Inc.                      168,788
  4,500 The Savannah Bancorp, Inc.                      108,900
 24,000 SouthTrust Corporation                          626,880
 17,000 * Southwest Bancorporation of Texas, Inc.       615,740
 10,000 State Street Corporation                        447,000
 18,000 Sterling Bancshares, Inc.                       265,860
 10,500 SunTrust Banks, Inc.                            711,060
 10,700 S.Y. Bancorp. Inc.                              438,165
    300 * TCF Financial Corporation                      14,730
 14,500 U.S. Bancorp                                    338,575
 12,500 Wells Fargo & Company                           625,750

        CREDIT SERVICES - 4.1%
 14,500 American Express Company                        526,640
 10,000 * Compucredit Corporation                        68,200

        INSURANCE - 1.9%
 11,000 UNUMProvident                                   279,950

        INVESTMENT COMPANIES - 4.7%
 20,000 * Pinnacle Financial Partners, Inc.             234,800
 18,000 W.P. Stewart & Co., Ltd.                        459,360
                                                    -----------
 Total Equity Securities (cost $12,216,263)         $14,020,603
                                                    -----------

        * Non-Income Producing

                  Regions Morgan Keegan Select Financial Fund
                            Schedule of Investments
                                 June 30, 2002

                                                                 Market
 Shares    Description                                            Value

 EURODOLLAR TIME DEPOSITS - 4.8%

           State Street Bank & Trust Company Eurodollar
           time deposits dated June 28, 2002, 0.50%,
           maturing at $700,029 on July 1, 2002.               $   700,000
                                                               -----------
 Total Investments (cost $12,916,263) - 100.6%                 $14,720,603
                                                               -----------
 Other Assets and Liabilities, net - (0.6%)                       ($82,255)
                                                               -----------
 Net Assets                                                    $14,638,348
                                                               ===========

              Regions Morgan Keegan Select Intermediate Bond Fund
                              Portfolio Commentary
                                 June 30, 2002


June 30, 2002 concluded another successful fiscal year for the Regions Morgan Keegan Select Intermediate Bond Fund. Its returns of 2.99% and 9.61% for the last six and 12 months, respectively, compared quite favorably to the fund's index. The Lehman Brothers Intermediate Aggregate Index+ returned 3.92% and 8.65%, respectively, over the same time periods. As we reported in our June 2001 Annual Report, investors would be well advised to keep a portion of their portfolios invested in bonds, and the last 12 months proved no exception to our belief.

The returns generated by different segments of the bond markets were quite var-ied, but clearly showed the high demand that existed for safer assets. Overall, investment-grade corporate bonds under-performed U.S. treasuries, agencies, and structured finance securities, as investors tried to dodge management crises and default risk that plagued the corporate arena over the last several months. At the same time, however, investors were willing to reach for yield and accept some risk, as evidenced in the structured finance market. Mortgage-backed, as-set-backed and commercial mortgage-backed securities all outperformed treasur-ies, agencies, and corporate bonds. This flow of funds into these "alternative" asset classes played to the fund's strategy and strengths and helped it outperform over the last 12 months.

In addition to the negative news coming from corporate America, economic uncer-tainty amplified interest-rate volatility over the last year, creating a chal-lenging trading environment for bonds. From July to November 2001, Treasury yields dropped more than 100 basis points, and then shot back to their previous highs for the period only five months later. The concern for economic recovery has only added to the perceived credit risk in the corporate marketplace. Con-sequently, investment-grade and below-investment-grade corporate bonds have been unusually risky for investors, leading many to sit on the sidelines until conditions improve.

We remain optimistic that the economy and the financial markets are on a path to improved health. Should that take more time than we anticipate, however, we are confident that the fund's assets can continue to perform well. The fund re-mains well diversified, solidly investment-grade and conservatively positioned with regard to its average maturity. With this profile in place, we believe the fund is well positioned to deliver a favorable total return and steady income over the year ahead.

PORTFOLIO MANAGER

                         ------------------------------------------------------

                           James C. Kelsoe, Jr., CFA

  ----------------------------------------------------------------------------
  +  Refer to Index Descriptions on page 34.

              Regions Morgan Keegan Select Intermediate Bond Fund
                              Portfolio Commentary
                                 June 30, 2002

PORTFOLIO PERFORMANCE (excludes sales load)

                                                --------------------------------

                                                                      Lehman
                          Intermediate   Intermediate Intermediate   Brothers
                          Bond Fund A-   Bond Fund C- Bond Fund I- Intermediate
                             Shares         Shares       Shares     Aggregate+
     6 Months                 2.99%          2.92%        3.22%        3.92%
     1 Year                   9.61%          9.34%        9.99%        8.65%
     Inception (3/22/99)*     8.83%          8.48%        9.14%        7.30%

  ----------------------------------------------------------------------------
     *  Average annual total returns.
     +  Refer to Index Descriptions on page 34.

PORTFOLIO STATISTICS

                          -----------------------------------------------------

      Net Asset Value               $10.17*
      Net Assets                    $106.6 million
      Average Yield to Maturity        9.2%
      Average Maturity                 6.0 years
      Average Coupon                   6.6%
      Average Duration                 3.9 years
      Average Credit Quality             A
      Number of Issues                  99
      2002 A Share Dividend          $1.00
      2002 C Share Dividend          $0.97
      2002 I Share Dividend          $1.03

  ------------------------------------------------
     * "A" shares only.

LARGEST HOLDINGS

                       ---------------------------

      Ditech Home Loan 1998-1 B1       3.3%
      Oakwood Mortgage 2001-B M2       2.9%
      Conseco Finance 2002-2 M2        2.9%
      Falcon Franchise Loan 2001-1     2.8%
      Small Business
       Administration 2001-20J 1       2.8%

  ------------------------------------------------

ASSET ALLOCATION

                       ---------------------------

      Commercial Mortgage Backed
       Securities                     20.2%
      Corporate Bonds                 18.7%
      Small Business Loans            16.9%
      Home Equity Loans               13.8%
      Home Improvement Loans           6.7%
      Manufactured Housing Loans       6.1%
      Auto Franchise Loans             5.3%
      Cash                             4.7%
      Collateralized Mortgage
       Obligations                     4.4%
      Other                            1.9%
      Preferred Stocks                 1.2%

  ----------------------------------------------------------------------------

              Regions Morgan Keegan Select Intermediate Bond Fund
                              Portfolio Commentary
                                 June 30, 2002
PORTFOLIO PERFORMANCE (includes maximum sales load)

                                                         ----------------------

                                         Intermediate                         Intermediate
                                         Bond Fund A-                         Bond Fund C-
                                           Shares*                              Shares**
     6 Months                               0.93%                                1.89%
     1 Year                                 7.41%                                8.24%
     Inception (3/22/99)***                 8.16%                                8.48%

  ----------------------------------------------------------------------------
     *  "A" shares carry a maximum sales load of 2.00%.
     ** "C" shares carry a 1% contingent deferred sales charge (CDSC) that is charged if shares are redeemed within 12 months of the initial purchase.
     ***  Average annual total returns.

                                    [CHART]

            Growth of $10,000 Investment in Intermediate Bond Fund

                Lehman Intermediate
                   Aggregate Index     Class A          Class C          Class I
                   ---------------     -------          -------          ------

    3/22/1999           10,000           9,800           10,000          10,000
    6/30/1999            9,966           9,806            9,996          10,013
    6/30/2000           10,422          10,422           10,588          10,671
    6/30/2001           11,588          11,793           11,939          12,104
    6/30/2002           12,591          12,926           13,053          13,313

          Average Annual Total Returns for the period ended 6/30/02.

                                                  1 Year          Inception
     Class A Shares                               7.41%             8.16%
     Class C Shares                               8.24%             8.48%
     Class I Shares                               9.99%             9.14%

This data is as of June 30, 2002. Current holdings may not reflect holdings as of the date of this report. Past performance is not indicative of future re-sults. The fund's returns and the $10,000 chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

              Regions Morgan Keegan Select Intermediate Bond Fund
                            Schedule of Investments
                                 June 30, 2002

                                                 S & P
 Principal                                      Rating                 Market
   Amount   Description                       (Unaudited)    Cost    Value (b)

 ASSET BACKED SECURITIES - INVESTMENT GRADE - 67.1%

            Airplanes -  0.1%
     94,098 United Airlines 2000-1 B,
            8.03% 7/1/11                      AA-         $   93,685 $   80,624

            Auto Dealerships - 5.3%
            Falcon Franchise Loan 2000-1,
            3.15% 6/5/20 interest-only
            strips (a)                        AAA          3,048,638  3,028,789
  1,929,916 Falcon Franchise Loan 2001-1
            A1, 6.067% 1/5/23 (a)             AAA          1,922,231  1,977,083
            Falcon Franchise Loan 2001-1,
            3.17% 1/5/23 interest-only
            strips (a)                        AAA            598,390    611,944
                                                          ---------- ----------
                                                          $5,569,259 $5,617,816
                                                          ---------- ----------
            Commercial Loans - 20.2%
    215,000 Asset Securitization 1995-MD4
            A4, 7.384% 8/13/29                BBB+           208,348    224,491
            Asset Securitization 1997-MD7
            PS1, 0.491% 1/13/30 interest-
            only strips                       AAA            251,405    246,927
            Atherton Franchisee 1998-A AX,
            2.323% 5/15/18 interest-only
            strips (a)                        AAA            285,896    278,667
    700,000 Banc One/FCCC Mortgage 2000-
            C1A C, 7.206% 10/18/31 (a)        A              728,542    742,271
    750,000 Capital Lease Funding 1997-CTL1
            D, 6.162% 6/22/24 (a)             BBB            530,912    567,210
            Chase Manhattan Bank 1999-1 X,
            0.495% 8/15/31 interest-only
            strips                            AAA            723,308    736,393
            DLJ Mortgage 1997-CF2 S, 0.286%
            10/15/30 interest-only strips
            (a)                               AAA            666,789    676,120
  1,935,000 Enterprise Mortgage 1998-1 A2,
            6.38% 1/15/25 (a)                 AAA          1,884,332  1,766,328
            Enterprise Mortgage 1998-1,
            1.349% 1/15/25 interest-only
            strips (a)                        AAA            747,944    767,426
  1,709,473 Enterprise Mortgage 1999-1 A1,
            6.42% 10/15/25 (a)                AA           1,549,076  1,424,213
    824,630 Enterprise Mortgage 2000-1 A1,
            7.92% 1/15/27 (a)                 AAA            820,130    714,171
  2,750,000 Equitable Life 174 A1, 7.24%
            5/15/06 (a)                       AAA          2,940,016  2,982,444
            GS Mortgage 1998-C1, 1.40%
            10/18/30 interest-only strips     AAA          1,067,214    991,262
  1,529,718 LTC Commercial Mortgage 1996-1
            A, 7.06% 4/15/28 (a)              AAA          1,538,967  1,563,265
    750,000 LTC Commercial Mortgage 1996-1
            C, 7.56% 4/15/28 (a)              A              732,004    758,453
  2,000,000 Merrill Lynch Mortgage 1996-C2
            D, 6.96% 11/21/28                 BBB          2,014,242  2,086,340

              Regions Morgan Keegan Select Intermediate Bond Fund
                            Schedule of Investments
                                 June 30, 2002

                                               S & P
 Principal                                    Rating                  Market
   Amount   Description                     (Unaudited)    Cost      Value (b)

    630,000 Merrill Lynch Mortgage 1998-
            C1 B, 6.75% 11/15/26            AA          $   592,694 $   611,061
            Merrill Lynch Mortgage 1998-
            C1, 0.868% 11/15/26 interest-
            only strips                     AAA           1,680,019   1,674,578
            Nomura Asset 1996-MD5 CS1,
            1.325% 4/13/39 interest-only
            strips                          AAA           2,433,389   1,854,404
    494,937 Nortel Networks Trust 2001-1,
            11.629% 9/9/16 (a)              BBB             494,937     357,820
    500,000 Avenue Of The Americas 2000-
            1301 B, 7.34% 8/3/10 (a)        AA              527,384     536,019
                                                        ----------- -----------
                                                        $22,417,548 $21,559,863
                                                        ----------- -----------

            Home Equity Loans (High Loan-To-Value) - 9.2%
    570,125 Cityscape Home Loan 1997-2
            M2, 8.06% 4/25/18               BBB             578,390     560,177
  3,523,001 Ditech Home Loan 1998-1 B1,
            9.50% 6/15/29                   BBB-          3,559,211   3,528,380
    223,110 Empire Funding 1998-1 M2,
            7.43% 6/25/24                   A               208,569     233,482
    670,701 Empire Funding 1998-1 B1,
            8.56% 6/25/24                   BBB             679,489     690,648
  1,509,813 Empire Funding 1998-2 B1,
            9.03% 6/25/24                   BBB-          1,493,404   1,575,770
    156,712 First Plus Home Loan 1997-2
            M2, 7.59% 4/10/23               A               151,502     159,702
    225,000 Master Financial Asset Trust
            1998-
            1 A6, 7.28% 4/20/29             AAA             227,649     240,034
  2,650,000 Republic Bank Home Loan 1998-
            1 B1, 8.87% 6/25/30 (a)         BBB           2,779,368   2,797,605
                                                        ----------- -----------
                                                        $ 9,677,582 $ 9,785,798
                                                        ----------- -----------
            Home Equity Loans (Non-High Loan-To-Value) - 3.3%
    414,109 Amresco Residential 1997-1
            B1F, 7.915% 3/25/27             BBB-            367,987     412,577
    179,145 Amresco Residential 1997-2
            M2F, 7.665% 6/25/27             A+              170,276     189,174
  1,400,000 Conseco Finance 1999-F M2,
            9.30% 10/15/30                  A             1,482,017   1,522,522
    500,000 Conseco Finance 2000-B BF1,
            9.44% 2/15/31                   BBB             506,953     512,954
    300,000 Conseco Finance 2000-F BF1,
            10.55% 9/15/20                  BBB             305,555     315,732
    500,000 Green Tree Home Loan 1999-A
            B1, 8.97% 11/15/27              BBB             483,579     517,619
                                                        ----------- -----------
                                                        $ 3,316,367 $ 3,470,578
                                                        ----------- -----------


              Regions Morgan Keegan Select Intermediate Bond Fund
                            Schedule of Investments
                                 June 30, 2002

                                                 S & P
 Principal                                      Rating                 Market
   Amount   Description                       (Unaudited)    Cost    Value (b)

            Home Improvement Loans - 4.2%
     24,025 Green Tree Home Improvement
            1998- EHEA4, 6.62% 7/15/27        AAA         $   22,666 $   24,848
    350,000 Green Tree Home Improvement
            1998-EHEM2, 7.27% 6/15/28         A+             329,840    366,121
    400,000 Green Tree Home Improvement
            1999-EM2, 9.45% 10/15/24          A              413,223    437,383
  2,727,254 Keystone Home Improvement 1997-
            P4M2, 7.98% 8/25/24 (a)           A            2,829,186  2,829,526
    867,529 Mego Mortgage 1997-3 CTFS,
            8.01% 8/25/23                     BBB            846,264    864,755
                                                          ---------- ----------
                                                          $4,441,179 $4,522,633
                                                          ---------- ----------

            Manufactured Housing Loans - 6.1%
  3,000,000 Conseco Finance 2002-2 M2,
            9.163% 3/25/33                    A            3,033,711  3,084,780
    200,000 Green Tree Financial 1997-4 B1,
            7.23% 2/15/29                     BBB+           192,090    178,234
  3,000,000 Oakwood Mortgage 2001-B M2,
            8.795% 3/15/31 (a)                A-           3,014,961  3,099,840
    200,000 UCFC Manufactured Housing 1996-
            1M, Zero Coupon Bond 1/15/28      A              187,851    167,470
                                                          ---------- ----------
                                                          $6,428,613 $6,530,324
                                                          ---------- ----------
            Recreational Equipment - 1.8%
    750,000 Ace RV and Marine trust 2001-
            RV1 C, 6.85% 9/20/21              A              749,753    770,242
  1,084,388 Green Tree Recreational
            Equipment 1998-A A3H, 7.29%
            5/15/29                           A            1,090,921  1,151,465
                                                          ---------- ----------
                                                          $1,840,674 $1,921,707
                                                          ---------- ----------


            Small Business Loans - 16.9%
    499,969 ACLC Business Trust 1999-2,
            9.35% 1/15/21 (a)                 A              490,832    468,766
    827,145 FMAC Loan Trust 1997-B A, 6.85%
            9/15/19 (a)                       AAA            793,178    758,020
  1,846,530 FMAC Loan Trust 1997-C A, 6.75%
            12/15/19 (a)                      AA-          1,633,522  1,680,637
            FMAC Loan Trust 1997-C AX,
            2.345% 12/15/19 interest-only
            strips (a)                        AAA            568,956    479,747
            FMAC Loan Trust 1998-A AX,
            2.136% 9/15/20 interest-only
            strips (a)                        AA             770,015    825,638

              Regions Morgan Keegan Select Intermediate Bond Fund
                            Schedule of Investments
                                 June 30, 2002

                                              S & P
 Principal                                   Rating                  Market
  Amount   Description                     (Unaudited)    Cost      Value (b)

 1,000,000 FMAC Loan Trust 1998-BA A2,
           6.74% 11/15/20 (a)              AAA         $   922,640 $   890,354
           FMAC Loan Trust 1998-CA AX,
           1.86% 9/15/18 interest-only
           strips (a)                      AAA           1,159,692   1,327,495
 1,950,000 Franchise Loan Trust 1998-I
           A2, 6.43% 4/15/05 (a)           A             1,911,450   1,959,925
           Franchise Loan Trust 1998-I
           AX, 1.82% 7/15/18 interest-
           only strips (a)                 AAA           2,941,371   2,839,126
   969,384 Small Business Administration
           1994-20J 1, 8.30% 10/1/14       AAA           1,045,788   1,053,678
   458,644 Small Business Administration
           1996-20G 1, 7.70% 7/1/16        AAA             491,210     500,292
   347,259 Small Business Administration
           1997-20D 1, 7.50% 4/1/17        AAA             367,468     366,643
   179,469 Small Business Administration
           2000-20B 1, 7.73% 2/1/20        AAA             191,276     193,361
   275,526 Small Business Administration
           2000-20D 1, 7.47% 4/1/20        AAA             285,554     291,176
 2,945,777 Small Business Administration
           2001-20J 1, 5.76% 10/1/21       AAA           2,983,461   2,990,877
   809,263 Small Business Investment
           Companies 2000-P10A 1, 8.017%
           2/10/10                         AAA             857,159     875,469
   484,984 Small Business Investment
           Companies 2000-P10B 1, 7.449%
           8/1/10                          AAA             505,898     525,968
                                                       ----------- -----------
                                                       $17,919,470 $18,027,172
                                                       ----------- -----------
 Total Asset Backed Securities - Investment Grade      $71,704,377 $71,516,515
                                                       ----------- -----------

 ASSET BACKED SECURITIES - NON-INVESTMENT GRADE - 3.8%

           Home Equity Loans (High Loan-To-Value) - 1.3%
 1,428,816 Empire Funding 1997-4 B1,
           7.73% 1/25/24                   BB            1,380,008   1,435,074

           Home Improvement Loans - 2.5%
 2,556,382 Keystone Owner Trust 1997-P3
           B, 8.35% 12/25/24 (a)           BB            2,577,623   2,617,096
                                                       ----------- -----------
 Total Asset Backed Securities - Non-Investment Grade  $ 3,957,631 $ 4,052,170
                                                       ----------- -----------

              Regions Morgan Keegan Select Intermediate Bond Fund
                            Schedule of Investments
                                 June 30, 2002

                                                 S & P
 Principal                                      Rating                 Market
  Amount   Description                        (Unaudited)    Cost    Value (b)

 CORPORATE BONDS - INVESTMENT GRADE - 17.9%

           Airlines - 1.1%
 1,053,518 Northwest Airlines, 8.072% Bond
           10/1/19                            AAA         $1,090,869 $1,133,688

           Automobiles - 0.5%
   500,000 General Motors, 7.2% Bond
           1/15/11                            BBB+           497,826    509,212

           Automobile Rental - 0.6%
   500,000 Hertz Corp, 7.625% Bond 8/15/07    A-             504,682    520,491
    75,000 Ryder System, 9.875% Bond
           5/15/17                            BBB             78,778     79,627
                                                          ---------- ----------
                                                          $  583,460 $  600,118
                                                          ---------- ----------

           Construction - 0.3%
   500,000 Shaw Group, Zero Coupon Bond
           5/1/21                             BBB-           296,484    285,625

           Electric Distribution - 2.1%
 2,250,000 Israel Electric, 7.70% Bond
           7/15/18 (a)                        A-           2,178,614  2,240,797

           Energy - 0.7%
   775,000 Pinnacle Partners, 8.83% Bond
           8/15/04 (a)                        BBB-           775,000    786,965

           Environmental Monitoring - 1.1%
 1,224,406 Oslo Seismic Services, 8.28%
           Bond 6/1/11                        BBB-         1,178,834  1,209,015
           Financial - 3.2%
   400,000 Ford Motor Credit, 7.375% Bond
           10/28/09                           BBB+           399,793    414,081
 1,850,000 Newcourt Credit, 6.875% Bond
           2/16/05                            A-           1,841,679  1,779,219
   200,000 Provident Companies Inc., 6.375%
           Bond 7/15/05                       A-             199,138    209,237
 1,000,000 Tiers 2000-11, 8.85% Bond
           2/15/27                            AAA          1,000,000  1,006,250
                                                          ---------- ----------
                                                          $3,440,610 $3,408,787
                                                          ---------- ----------


           Manufacturing - 0.5%
   600,000 Thermo Fibertek, 4.5% Bond
           7/15/04 (a)                        BBB            571,931    585,000

           Office Equipment - 0.5%
   600,000 Ikon Office Solutions, 6.75%
           Bond 11/1/04                       BBB-           583,500    577,732

              Regions Morgan Keegan Select Intermediate Bond Fund
                            Schedule of Investments
                                 June 30, 2002

                                               S & P
 Principal                                    Rating                  Market
   Amount   Description                     (Unaudited)    Cost      Value (b)

            Oil Exploration & Production - 2.0%
  2,000,000 Pemex Project, 9.125% Bond
            10/13/10                        BBB-        $ 2,122,828 $ 2,100,000

            Paint - 0.5%
    500,000 Sherwin-Williams, 6.85% Bond
            2/1/07                          A               501,309     531,779

            Special Purpose Entity - 1.5%
    500,000 Deutsche Bank Capital
            Funding, 7.872% Bond 12/29/49
            (a)                             A               500,000     540,526
    500,000 MMCAPS Funding, 6.92% Bond
            8/1/31 (a)                      BBB             500,000     495,000
    500,000 MMCAPS Funding, 8.03% Bond
            6/15/31 (a)                     AAA             500,000     535,000
                                                        ----------- -----------
                                                        $ 1,500,000 $ 1,570,526
                                                        ----------- -----------

            Technology - 0.9%
  1,000,000 Analog Devices, 4.75% Bond
            10/1/05                         BBB             961,531     955,000
            Telecommunications - 2.4%
  2,250,000 LCI International, 7.25% Bond
            6/15/07                         BBB+          2,140,761   1,168,718
  1,395,000 United Telecommunications,
            9.50% Bond 4/1/03               BBB+          1,413,281   1,372,875
                                                        ----------- -----------
                                                        $ 3,554,042 $ 2,541,593
                                                        ----------- -----------
 Total Corporate Bonds - Investment Grade               $19,836,838 $19,035,837
                                                        ----------- -----------

 CORPORATE BONDS - NON-INVESTMENT GRADE - 0.8%

            Technology - 0.8%
  1,000,000 Amdocs Limited, 2.00% Bond
            6/1/08                          BB+             885,320     863,750
                                                        ----------- -----------
 Total Corporate Bonds - Non-Investment Grade           $   885,320 $   863,750
                                                        ----------- -----------

              Regions Morgan Keegan Select Intermediate Bond Fund
                            Schedule of Investments
                                 June 30, 2002

                                             S & P
 Principal                                  Rating                    Market
  Amount   Description                    (Unaudited)     Cost      Value (b)

 MORTGAGE BACKED SECURITIES - 4.4%

           Collateralized Mortgage Obligation - 4.4%
           Freddie Mac 2131 ID, 6.00%
           2/15/23 interest-only strips   AAA         $    500,311 $    499,693
 1,000,000 GNMA 1999-10 PE, 6.30%
           3/20/26                        AAA            1,035,604    1,036,140
   553,264 Salomon Brothers Mortgage
           2000-1 B1, 9.00% 3/25/22       AA               583,519      593,121
   370,088 Structured Asset 1998-12 A6,
           7.745% 2/25/29                 AAA              335,395      373,696
 2,198,669 Wells Fargo 2001-28 A16,
           6.00% 12/25/31                 AAA            2,206,209    2,221,755
                                                      ------------ ------------
 Total Mortgage Backed Securities                     $  4,661,038 $  4,724,405
                                                      ------------ ------------
 PREFERRED STOCKS - 1.2%
       500 Compass Loan Holdings (a)                       424,327      476,288
       750 First Realty L.L.C. (a)                         718,162      821,264
                                                      ------------ ------------
 Total Preferred Stocks                               $  1,142,489 $  1,297,552
                                                      ------------ ------------

 EURODOLLAR TIME DEPOSITS - 4.7%
           State Street Bank & Trust
           Company Eurodollar time
           deposits dated June 28,
           2002, 1.25%, maturing at $
           5,065,528 on July 1, 2002.                 $  5,065,000 $  5,065,000
                                                      ------------ ------------
 Total Investments - 99.9%                            $107,252,693 $106,555,229
                                                      ------------ ------------
 Other Assets and Liabilities, net - 0.1%                          $     17,771
                                                                   ------------
 Net Assets                                                        $106,573,000
                                                                   ============


(a) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "ac-credited investors." Pursuant to guidelines adopted by the Board of Direc-tors, these issues have been determined to be liquid by Morgan Asset Man-agement, Inc. (the investment advisor for each fund).
(b) See Note 1 of accompanying Notes to Financial Statements regarding valua-tion of securities.

                 Regions Morgan Keegan Select High Income Fund
                              Portfolio Commentary
                                 June 30, 2002


The Regions Morgan Keegan Select High Income Fund produced solid returns for both the six and 12-month periods ending June 30, 2002. Over the last six months, the fund returned 6.09%. For the year, the performance was an im-pressive 13.57%, despite a drop in the NAV from $10.56 to $10.47. In addition to its strong performance, the fund's assets under management grew from nearly $60 million to more than $260 million.

This tremendous asset growth is evidence of the extreme volatility that equity markets have experienced and investors' preference for more stable assets. The abysmal equity returns in recent months have produced large inflows into the bond markets. For the 12-month period ending June 30, 2002, the S&P 500 Index+ returned -17.99%, while the Lehman Brothers Intermediate Aggregate Index+ re-turned 8.65%.

The fixed-income markets, however, were not without risk. Interest rate vola-tility was substantial. From July to November of 2001, benchmark yields plunged more than 100 basis points, only to climb back to their respective starting points a short five months later. In addition, news of corporate bankruptcies and financial fraud has left investors with little confidence in the markets, corporate management and financial statements, and industry regulators.

For the six months ending June 30, the fund outperformed the Lehman Brothers Ba High Yield Index+, returning 6.09% versus the Index's -3.89%. For the 12-month period, the fund posted 13.57% to the Index's -0.67%. This illustrates not only how difficult the environment has been over the past year but also how the fund's unique structure helped it outperform over both time periods. The di-verse portfolio of the fund, especially its allocation to asset-backed securi-ties, played an important part in its superior returns. Asset-backed securities were not as volatile as their corporate bond peers and, consequently, performed well over the last 12 months.

Looking ahead, we remain confident that the fund is positioned well to continue to serve its investors. With its broad diversification and "value" style, it remains a sound investment vehicle for investors seeking high current income and relative principal stability.

PORTFOLIO MANAGER

                         ------------------------------------------------------

                           James C. Kelsoe, Jr., CFA

  ----------------------------------------------------------------------------
  +  Refer to Index Descriptions on page 34.

                 Regions Morgan Keegan Select High Income Fund
                              Portfolio Commentary
                                 June 30, 2002
PORTFOLIO PERFORMANCE (excludes sales load)

                                                --------------------------------

                                High         High         High
                               Income       Income       Income        Lehman
                                Fund         Fund         Fund       Brothers Ba
                              A-Shares     C-Shares     I-Shares     High Yield+
      6 Months                  6.09%        5.83%        6.22%        (3.89%)
      1 Year                   13.57%       13.01%       13.85%        (0.67%)
      Inception (3/22/99)*     14.43%       13.86%       14.70%         3.85%

  ----------------------------------------------------------------------------
     * Average annual total returns.
     + Refer to Index Descriptions on page 34.

PORTFOLIO STATISTICS

                          -----------------------------------------------------

      Net Asset Value            $10.47*
      Net Assets                 $261.2 million
      Average Yield to Maturity    13.8%
      Average Maturity              8.2 years
      Average Coupon                6.6%
      Average Duration              4.7 years
      Average Credit Quality         BB+
      Number of Issues              159
      2002 A Share Dividend      $ 1.44
      2002 C Share Dividend      $ 1.39
      2002 I Share Dividend      $ 1.47

  ----------------------------------------------------------------------------
     * "A" shares only.

LARGEST HOLDINGS

                       --------------------------------------------------------

      GRMT Mortgage 2001-1 A B            3.7%
      HomeQ 2001-I BL2                    3.3%
      Green Tree Financial 1994-4 B2      3.2%
      GMAC Commercial Mortgage 1997-C1 G  2.5%
      Falcon Franchise Loan 2000-1        2.4%

  ----------------------------------------------------------------------------

ASSET ALLOCATION

                       --------------------------------------------------------

      Commercial Mortgage Backed Securities  24.4%
      Manufactured Housing Loans             15.4%
      Corporate Bonds                        14.9%
      Home Equity Loans                      14.0%
      Cash                                    8.0%
      Small Business Loans                    4.8%
      Auto Franchise Loans                    4.8%
      Collaterized Mortgage Obligations       3.8%
      Other                                   3.3%
      Recreational Equipment Loans            2.3%
      Home Improvement Loans                  2.1%
      Common Stock                            2.0%

  ----------------------------------------------------------------------------

                 Regions Morgan Keegan Select High Income Fund
                              Portfolio Commentary
                                 June 30, 2002

PORTFOLIO PERFORMANCE (includes maximum sales load)

                                                     --------------------------

                                             High                                High
                                          Income Fund                         Income Fund
                                           A-Shares*                          C-Shares**
      6 Months                               3.44%                               4.77%
      1 Year                                10.73%                              11.88%
      Inception (3/22/99)***                13.54%                              13.86%

  ----------------------------------------------------------------------------
     *   "A" shares carry a maximum sales load of 2.50%.
     ** "C" shares carry a 1% contingent deferred sales charge (CDSC) that is charged if shares are redeemed within 12 months of the initial purchase.
     ***  Average annual total returns.

               Growth of $10,000 Investment in High Income Fund

                                    [CHART]

                 Lehman Brothers
               BB High Yield Index     Class A         Class C          Class I
               -------------------     -------         -------          -------
 3/22/1999             10,000           9,750           10,000          10,000
 6/30/1999              9,963          10,110           10,364          10,385
 6/30/2000             10,198          11,129           11,342          11,449
 6/30/2001             11,389          13,342           13,530          13,760
 6/30/2002             11,313          15,153           15,290          15,666

          Average Annual Total Returns for the period ended 6/30/02.

                                        1 Year      Inception
          Class A Shares                10.73%       13.54%
          Class C Shares                11.88%       13.86%
          Class I Shares                13.85%       14.70%



This data is as of June 30, 2002. Current holdings may not reflect holdings as of the date of this report. Past performance is not indicative of future re-sults. The fund's returns and the $10,000 chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                 Regions Morgan Keegan Select High Income Fund
                            Schedule of Investments
                                 June 30, 2002

                                               S & P
 Principal                                    Rating                  Market
  Amount   Description                      (Unaudited)    Cost      Value (b)

 ASSET BACKED SECURITIES - INVESTMENT GRADE - 19.7%
           Auto Dealerships - 3.6%
           Falcon Franchise Loan 1999-1,
           2.26% 6/5/18 interest-only
           strips (a)                       AAA         $ 1,658,441 $ 1,451,323
           Falcon Franchise Loan 2000-1,
           3.15% 6/5/20 interest-only
           strips (a)                       AAA           6,288,162   6,321,643
           Falcon Franchise Loan 2001-1,
           3.170% 1/5/23 interest-only
           strips (a)                       AAA           1,645,574   1,682,847
                                                        ----------- -----------
                                                        $ 9,592,177 $ 9,455,813
                                                        ----------- -----------
           Collateralized Bond Obligation - 0.7%
 4,000,000 Great Point 1998-1A A3, 5.08%
           10/15/10 (a)                     A-            1,812,232   1,760,000
           Commercial Loans - 7.0%
           Asset Securitization 1996-D2
           ACS2, 1.582% 2/14/29 interest-
           only strips                      AAA             150,632     154,787
           Asset Securitization 1997-MD7
           PS1, 0.491% 1/13/30 interest-
           only strips                      AAA             941,736     924,962
           Asset Securitization 1997-D5
           PS1, 1.65% 2/14/43 interest-
           only strips                      AAA             428,353     438,551
           Atherton Franchisee 1998-A AX,
           2.323% 5/15/18 interest-only
           strips (a)                       AAA           1,068,685   1,028,622
 2,500,000 Capital Lease Funding 1997-
           CTL1 D, 6.162% 6/22/24 (a)       BBB           1,773,603   1,890,700
           Commercial Mortgage 1997-ML1,
           0.894% 12/15/30 interest-only
           strips                           AAA           3,130,035   2,845,334
           DLJ Mortgage 1997-CF2 S,
           0.286% 10/15/30 interest-only
           strips (a)                       AAA           3,015,440   3,057,639
           Enterprise Mortgage 1998-1,
           1.349% 1/15/25 interest-only
           strips (a)                       AAA           1,938,973   1,918,565
           FFCA Secured Lending 1997-1,
           0.987% 2/18/22 interest-only
           strips (a)                       AAA             554,677     563,650
           Merrill Lynch Mortgage 1998-
           C1, 0.868% 11/15/26 interest-
           only strips                      AAA           1,673,552   1,667,994
 1,484,812 Nortel Networks Trust 2001-1,
           11.629% 9/9/16 (a)               BBB           1,484,812   1,073,460
 3,176,000 RMF Commercial Mortgage 1997-1
           E, 7.365% 1/15/19 (a)            BBB-          2,575,863   2,710,938
                                                        ----------- -----------
                                                        $18,736,361 $18,275,202
                                                        ----------- -----------
           Home Equity Loans (Non-High Loan-To-Value) - 0.2%
   414,109 Amresco Residential 1997-1
           B1F, 7.915% 3/25/27              BBB-            367,987     412,577

                 Regions Morgan Keegan Select High Income Fund
                            Schedule of Investments
                                 June 30, 2002

                                               S & P
 Principal                                    Rating                  Market
   Amount   Description                     (Unaudited)    Cost      Value (b)

            Manufactured Housing Loans - 3.4%
 10,000,000 Bombardier Capital Mortgage
            1999-B M2, 8.75% 12/15/29       A           $ 2,745,912 $ 2,738,400
  6,841,000 Bombardier Capital Mortgage
            2000-A M2, 9.00% 6/15/30        A             2,100,582   2,083,495
    125,000 Green Tree Financial 1997-4
            B1, 7.23% 2/15/29               BBB+            120,058     111,396
  4,904,000 Oakwood Mortgage 1999-A B1,
            8.53% 4/15/29                   BBB           3,620,055   4,115,437
                                                        ----------- -----------
                                                        $ 8,586,607 $ 9,048,728
                                                        ----------- -----------
            Small Business Loans - 4.8%
            FMAC Loan Trust 1997-B AX,
            2.99% 9/15/19 interest-only
            strips (a)                      A             1,289,704   1,136,540
  1,000,000 FMAC Loan Trust 1997-B, 7.16%
            9/15/19 (a)                     BBB             711,565     650,400
            FMAC Loan Trust 1997-C AX,
            2.345% 12/15/19 interest-only
            strips (a)                      AAA           2,158,531   1,918,986
            FMAC Loan Trust 1998-A AX,
            2.136% 9/15/20 interest-only
            strips (a)                      AA            1,939,456   2,079,556
            FMAC Loan Trust 1998-CA AX,
            1.86% 9/15/18 interest-only
            strips (a)                      AAA           1,518,913   1,751,125
            Franchise Loan Trust 1998-I
            AX, 1.82% 7/15/18 interest-
            only strips (a)                 AAA           5,036,703   4,921,152
                                                        ----------- -----------
                                                        $12,654,872 $12,457,759
                                                        ----------- -----------
 Total Asset Backed Securities - Investment Grade       $51,750,236 $51,410,079
                                                        ----------- -----------
 ASSET BACKED SECURITIES - NON-INVESTMENT GRADE - 49.9%
            Auto Dealerships - 1.2%
  2,452,500 Falcon Franchise Loan 2000-1
            E, 6.50% 4/5/16 (a)             BB-           1,473,402   1,499,557
  2,809,000 Falcon Franchise Loan 2001-1
            A1, 6.50% 1/5/23 (a)            BB            1,638,704   1,666,468
                                                        ----------- -----------
                                                        $ 3,112,106 $ 3,166,025
                                                        ----------- -----------
            Commercial Loans - 17.4%
  3,210,000 Blackrock Capital Finance
            1997-C1 F, 6.29% 10/25/26       B             3,071,221   3,129,750
  5,426,000 Commercial Mortgage 1999-C2,
            6.00% 5/17/15                   BB            3,573,039   3,591,361
  8,000,000 CS First Boston Mortgage
            1997-C1 G, 7.50% 6/20/14 (a)    BB-           5,408,914   5,406,160
 10,000,000 CS First Boston Mortgage
            1998-C1 F, 6.00% 5/17/40 (a)    BB            5,830,416   5,941,300

                 Regions Morgan Keegan Select High Income Fund
                            Schedule of Investments
                                 June 30, 2002

                                               S & P
 Principal                                    Rating                  Market
   Amount   Description                     (Unaudited)    Cost      Value (b)

    282,861 DR Securitized Lease 1994-K1
            A1, 7.60% 8/15/07               BB+         $   234,151 $   155,574
  8,000,000 GMAC Commercial Mortgage
            1997-C1 G, 7.414% 7/15/29       BB            6,473,808   6,446,904
  7,000,000 GS Mortgage 1998-C1 F, 6.00%
            10/18/30 (a)                    BB+           5,511,371   5,665,240
  2,030,000 JP Morgan Commercial Mortgage
            1997-SPC1 G, 6.50% 7/25/29
            (a)                             B+            1,418,702   1,633,460
  3,719,000 Merrill Lynch Mortgage 1997-
            C1 F, 7.12% 6/18/29             BB            2,837,396   2,809,370
  5,000,000 Merrill Lynch Mortgage 1998-
            C2 F, 6.25% 2/15/30 (a)         BB            3,365,805   3,441,000
  3,500,000 JP Morgan Commercial Mortgage
            1999-C8 H, 6.00% 7/15/31 (a)    BB            2,750,187   2,840,999
  1,510,924 Morgan Stanley Capital I
            1998-CF1 F, 7.35% 12/15/12
            (a)                             BB+           1,200,322   1,158,486
  4,000,000 Prudential Securities 1998-C1
            J, 7.337% 5/15/13 (a)           BB-           3,067,514   3,145,560
                                                        ----------- -----------
                                                        $44,742,846 $45,365,164
                                                        ----------- -----------
            Equipment Leases - 1.1%
  2,000,000 Lease Investment Flight Trust
            1A D2, 8.00% 7/15/31 (a)        BB            1,490,895   1,377,780
  1,000,000 Pegasus Aviation Lease 1999-
            1A D1, 5.878% 3/25/29 (a)       BB              570,001     346,930
  1,467,692 Pegasus Aviation Lease 2000-1
            D1, 8.42% 3/25/30 (a)           CC            1,066,341     514,309
  1,500,000 Pegasus Aviation Lease 2000-
            1A D1, 8.00% 5/10/31 (a)        BB            1,124,363     750,630
                                                        ----------- -----------
                                                        $ 4,251,600 $ 2,989,649
                                                        ----------- -----------

            Home Equity Loans (High Loan-To-Value) -
             11.7%
  7,994,181 Empire Funding 1998-1 B2,
            9.74% 6/25/24                   B+            5,901,008   6,175,105
 10,000,000 GRMT Mortgage 2001-1 A B,
            10.50% 7/20/31 (a)              BB            9,533,361   9,666,800
 10,000,000 HomeQ 2001-I BL2, 10.50%
            7/15/31 (a)                     BB            8,503,668   8,611,700
    964,078 Master Financial Asset Trust
            1998-2 B2, 10.02% 9/20/24       BB              630,571     988,180
  5,000,000 Republic Bank Home Loan 1998-
            1 B2, 9.75% 6/25/30 (a)         Non-rated     4,790,452   5,066,000
                                                        ----------- -----------
                                                        $29,359,060 $30,507,785
                                                        ----------- -----------


                 Regions Morgan Keegan Select High Income Fund
                            Schedule of Investments
                                 June 30, 2002

                                             S & P
 Principal                                  Rating                    Market
   Amount   Description                   (Unaudited)     Cost      Value (b)

            Home Equity Loans (Non-High Loan-To-Value) - 2.1%
  1,687,952 ABSC Nims Trust 1999-2
            ALG2, 7.00% 6/24/29           BB          $  1,632,669 $  1,662,632
  4,000,000 Conseco Finance 2002-A B2,
            7.591% 4/15/32                BB             3,761,686    3,805,840
                                                      ------------ ------------
                                                      $  5,394,355 $  5,468,472
                                                      ------------ ------------

            Home Improvement Loans - 2.1%
  2,597,902 Keystone Home Improvement
            1997-P4 B, 8.35% 8/25/24
            (a)                           BB             2,410,432    2,604,397
  3,454,392 Keystone Owner Trust 1998-
            P2 B2, 8.50% 1/25/29 (a)      BB             2,865,298    2,965,250
                                                      ------------ ------------
                                                      $  5,275,730 $  5,569,647
                                                      ------------ ------------
            Manufactured Housing Loans - 12.0%
  6,000,000 BankAmerica Manufactured
            Housing 1997-2 M, Zero
            Coupon Bond 4/10/28           BB+            4,924,455    4,920,000
  4,907,640 Green Tree Financial 1998-2
            B2, 8.44% 6/1/28              B-             2,492,136    2,499,755
 10,003,596 Green Tree Financial 1994-4
            B2, 8.60% 7/15/19             BB-            8,030,083    8,269,873
  5,674,275 Green Tree Financial 1998-3
            B2, 8.07% 3/1/30              B-             2,669,463    2,978,597
  1,576,133 Green Tree Financial 1996-4
            B2, 8.10% 6/15/27             B-               707,226      826,335
  1,405,829 Green Tree Financial 1997-2
            B2, 8.05% 6/15/28             BB-              670,539      738,510
  5,366,752 Green Tree Financial 1997-3
            B2, 8.03% 7/15/28             BB             2,460,805    2,815,022
  1,494,266 Green Tree Financial 1997-5
            B2, 7.49% 5/15/29             BB               712,126      785,088
  5,929,811 Green Tree Financial 1997-7
            B2, 7.59% 7/15/29             B-             3,250,481    3,116,708
  6,093,112 Oakwood Mortgage 1996-C B2,
            9.31% 4/15/27 (a)             Non-rated      4,268,604    4,385,639
                                                      ------------ ------------
                                                      $ 30,185,918 $ 31,335,527
                                                      ------------ ------------
            Recreational Equipment - 2.3%
  4,974,263 Green Tree Recreational
            Equipment 1996-C, 7.65%
            10/15/17                      B-             4,368,954    4,607,013
    458,022 Green Tree Recreational
            Equipment 1997-B B, 6.88%
            7/15/28                       B-               347,569      438,900
    277,754 Green Tree Recreational
            Equipment 1997-C B, 6.75%
            2/15/18                       B-               258,549      266,429
    813,291 Green Tree Recreational
            Equipment 1998-A BH, 8.41%
            5/15/29                       B-               599,263      748,951
                                                      ------------ ------------
                                                      $  5,574,335 $  6,061,293
                                                      ------------ ------------
 Total Asset Backed Securities - Non-Investment
 Grade                                                $127,895,950 $130,463,562
                                                      ------------ ------------


                 Regions Morgan Keegan Select High Income Fund
                            Schedule of Investments
                                 June 30, 2002

                                               S & P
 Principal                                    Rating                 Market
  Amount   Description                      (Unaudited)    Cost     Value (b)

 CORPORATE BONDS - INVESTMENT GRADE - 3.9%

           Construction - 0.9%
 4,000,000 Shaw Group, Zero Coupon Bond
           5/1/21                           BBB-        $2,258,678 $ 2,285,000

           Energy - 0.8%
 2,000,000 Pinnacle Partners, 8.83% Bond
           8/15/04 (a)                      BBB-         1,959,477   2,030,878

           Environmental Monitoring - 0.4%
 1,113,096 Oslo Seismic Services, 8.28%
           Bond 6/1/11                      BBB-         1,071,317   1,099,104

           Insurance - 1.0%
 2,500,000 Atlantic Mutual, 8.15% Bond
           2/15/28 (a)                      BBB          1,518,551   1,626,500
 1,330,000 Fairfax Financial Holdings,
           8.25% Bond 10/1/15               BBB-           929,907     910,744
                                                        ---------- -----------
                                                        $2,448,458 $ 2,537,244
                                                        ---------- -----------

           Technology - 0.5%
 2,500,000 Solectron, Zero Coupon Bond
           5/8/20                           BBB          1,408,585   1,467,450
           Telecommunications - 0.3%
 1,500,000 Corning, Zero Coupon Bond
           11/8/15                          A-             836,513     750,000
                                                        ---------- -----------
 Total Corporate Bonds - Investment Grade               $9,983,028 $10,169,676
                                                        ---------- -----------


 CORPORATE BONDS -  NON-INVESTMENT GRADE - 11.0%
           Construction & Engineering - 0.6%
 1,000,000 Hexcel, 7.00% Bond 8/1/03        CCC+           842,549     845,000
 1,000,000 Quanta Services, 4.00% Bond
           7/1/07                           Non-rated      752,537     643,750
                                                        ---------- -----------
                                                        $1,595,086 $ 1,488,750
                                                        ---------- -----------


           Containers - 0.7%
 2,000,000 Gaylord Container, 9.875%
           2/15/08                          D            1,900,177   1,895,000

           Finance - 0.5%
 3,000,000 Elan Finance, Zero Coupon Bond
           12/14/18                         BB+          1,511,932   1,368,750

                 Regions Morgan Keegan Select High Income Fund
                            Schedule of Investments
                                 June 30, 2002

                                                 S & P
 Principal                                      Rating                 Market
  Amount   Description                        (Unaudited)    Cost    Value (b)

           Human Resource Management - 0.2%
   750,000 Interim Services, 4.50% Bond
           6/01/05                            BB+         $  598,350 $  656,250

           Insurance - 1.8%
 5,000,000 Conseco, 8.75% 8/9/06 (a)          B            2,467,642  2,475,000
   750,000 Fairfax Financial Holdings,
           7.375% Bond 3/15/06                BB+            578,592    651,364
   150,000 TIG Holdings, 8.125% Bond
           4/15/05                            BB             112,661    126,238
 1,700,000 Trenwick Capital Trust, 8.82%
           Bond 2/1/37                        BB             920,732    918,850
 1,000,000 Vesta Insurance Group, 8.75%
           Bond 7/15/25                       B              642,841    680,537
                                                          ---------- ----------
                                                          $4,722,468 $4,851,989
                                                          ---------- ----------

           Office Equipment - 0.5%
 2,000,000 Xerox, 0.57% Bond 4/21/18          B+           1,177,980  1,190,000

           Pharmaceutical - 0.6%
 2,000,000 Ivax, 4.50% Bond 5/15/08           Non-rated    1,549,147  1,490,000

           REITS - 0.2%
   500,000 RFS Partnership, 9.75% Bond
           3/1/12 (a)                         B+             500,000    505,000

           Special Purpose Entity - 2.3%
 1,000,000 MMCAPS Funding, Zero Coupon Bond
           8/1/31 (a)                         Non-rated    1,000,000    980,000
 2,000,000 MMCAPS Funding, Zero Coupon Bond
           12/15/31 (a)                       Non-rated    1,980,297  1,960,000
 2,000,000 MMCAPS Funding, Zero Coupon Bond
           5/1/32 (a)                         Non-rated    2,000,000  1,980,000
 1,000,000 MMCAPS Funding, Zero Coupon Bond
           6/15/31 (a)                        Non-rated    1,000,000    980,000
                                                          ---------- ----------
                                                          $5,980,297 $5,900,000
                                                          ---------- ----------
           Technology - 1.4%
 2,000,000 Amdocs Limited, 2.00% Bond
           6/1/08                             BB+          1,756,179  1,727,500
   500,000 Quantum, 7.00% Bond 8/1/04         B+             451,730    466,250
 1,500,000 Transwitch, 4.50% Bond 9/12/05     B            1,180,440    883,125
   700,000 Triquint Semicon, 4.00% Bond
           3/1/07                             CCC+           564,186    528,500
                                                          ---------- ----------
                                                          $3,952,535 $3,605,375
                                                          ---------- ----------


           Telecommunications - 2.2%
 2,000,000 Charter Communications, 5.75%
           Bond 10/15/05                      B+           1,415,489  1,035,000
 4,000,000 Ciena, 3.75% Bond 5/1/08           B+           2,614,936  2,355,000
 1,500,000 Crown Castle, Bond 5/15/11 (Zero
           coupon through 5/15/04,
           thereafter 10.375%)                B            1,070,455    690,000
 1,500,000 Nextel Communications, Bond
           10/31/07 (Zero coupon through
           10/31/02, thereafter 9.75%)        B            1,191,440    750,000

                 Regions Morgan Keegan Select High Income Fund
                            Schedule of Investments
                                 June 30, 2002

                                               S & P
 Principal                                    Rating                  Market
  Amount   Description                      (Unaudited)    Cost      Value (b)

   135,000 Panamsat, 6.00% Bond 1/15/03     BB-         $   131,914 $   133,630
   200,000 Panamsat, 6.125% Bond 1/15/05    BB-             172,869     176,810
 2,000,000 US Unwired, Bond 11/1/09 (Zero
           coupon through 11/1/04,
           thereafter 13.375%)              CCC+          1,017,922     643,120
                                                        ----------- -----------
                                                        $ 7,615,025 $ 5,783,560
                                                        ----------- -----------
 Total Corporate Bonds - Non-Investment Grade           $31,102,997 $28,734,674
                                                        ----------- -----------

 MORTGAGE BACKED SECURITIES - 3.8%

           Collateralized Mortgage Obligation - 3.8%
   164,714 Chase Mortgage 1999-S7 B5,
           6.25% 6/25/14 (a)                Non-rated        65,787      70,435
   494,856 Citicorp Mortgage 2001-5 B5,
           6.75% 4/25/31 (a)                Non-rated       132,765     161,739
 2,766,132 Countrywide Home Loan 2000-5
           B5, 7.75% 10/25/30 (a)           Non-rated       804,582     857,501
   749,918 CS First Boston Mortgage 1998-
           1 B2, 6.75% 9/25/28              BB              597,224     697,723
   410,276 First Nationwide Trust 2001-4
           DB4, 7.742% 9/25/31              BB              296,158     305,266
   409,934 First Nationwide Trust 2001-4
           DB5, 7.742% 9/25/31              B               223,272     214,633
   444,459 Fannie Mae 2001-81 GS, 70.95%
           3/25/31                          AAA             479,066     497,794
 1,898,990 Freddie Mac 2419 SJ, 10.43%
           3/15/32                          AAA           1,844,868   1,894,501
   214,324 GE Capital Mortgage Services
           1998-26 B5, 6.25% 2/25/14 (a)    Non-rated        84,454      92,022
   324,980 Hanover SPC-2, 6.25% 10/01/14
           (a)                              BB              286,286     312,211
   627,607 Mellon Residential 1999-TBC1
           B6, 6.418% 1/25/29 (a)           Non-rated       220,524     276,147
 1,357,808 Mellon Residential 1999-TBC2
           B6, 6.675% 7/25/29 (a)           Non-rated       478,720     597,436
   616,802 Mellon Residential 1999-TBC3
           B6, 2.76% 10/20/29 (a)           Non-rated       217,249     228,217
 1,122,306 Mellon Residential 2000-TBC1
           B6, 6.904% 3/25/30 (a)           Non-rated       394,612     673,384
 1,820,781 Mellon Residential 2000-TBC2
           B6, 2.70% 6/15/30 (a)            Non-rated       673,866     673,689
   647,000 Mellon Residential 2002-TBC1
           B5, 5.822% 9/15/30 (a)           Non-rated       460,852     459,370
   647,717 Mellon Residential 2002-TBC1
           B6, 5.822% 9/15/30 (a)           Non-rated       217,174     213,747
   572,609 Norwest Asset 1999-5 B6, 6.25%
           3/25/14 (a)                      Non-rated       232,825     246,434
   373,705 Norwest Asset 1999-15 B6,
           6.25% 6/25/14 (a)                Non-rated       150,280     161,366

                 Regions Morgan Keegan Select High Income Fund
                            Schedule of Investments
                                 June 30, 2002

                                                 S & P
 Principal                                      Rating                 Market
  Amount   Description                        (Unaudited)    Cost    Value (b)

   128,546 PNC Mortgage 1999-1 2B5, 6.25%
           2/25/14 (a)                        Non-rated   $   86,800 $  102,359
   218,548 Residential Asset 1999-A6 B4,
           6.50% 9/25/14 (a)                  Non-rated      163,102    175,610
   262,258 Residential Asset 1999-A6 B5,
           6.50% 9/25/14 (a)                  Non-rated      155,759    150,683
   178,406 Residential Funding 2000-S8 B3,
           7.25% 6/25/15                      Non-rated       65,733     75,542
 1,429,989 Washington Mutual Mortgage 2001-
           8 CB5, 6.71% 8/25/31 (a)           Non-rated      796,736    686,423
   249,439 Wells Fargo Mortgage 2000-3 B6,
           7.25% 8/25/15 (a)                  Non-rated       91,659     67,361
                                                          ---------- ----------
 Total Mortgage Backed Securities                         $9,220,353 $9,891,593
                                                          ---------- ----------

 COMMON STOCKS - 2.0%

    28,000 Allied Capital Corporation                        616,485    634,200
    10,000 Cable & Wireless PLC                               90,937     77,700
     5,000 Capital Automotive REIT                            86,800    119,300
     7,500 Colonial Properties Trust                         225,075    292,125
    10,000 Commercial Net Lease Realty,
           Inc.                                              114,447    160,000
     2,000 * Crown Castle International
           Corporation                                        66,175      7,860
    10,000 Enbridge Energy Partners, L.P.                    420,400    448,000
     6,000 Entertainment Properties Trust                     86,700    147,900
    15,000 Health Care REIT, Inc.                            311,655    449,250
     6,000 Hospitality Properties Trust                      160,949    219,000
    13,000 Kinder Morgan Energy Partners,
           L.P.                                              437,480    408,330
     2,500 * Nasdaq-100 Trust                                192,047     65,175
    15,000 Nationwide Health Properties,
           Inc.                                              294,739    281,250
     6,000 * Nextel Communications, Inc.                     187,789     19,260
    40,000 Nordic American Tanker Shipping
           Ltd.                                              537,899    546,000
    45,000 Permian Basin Royalty Trust                       286,250    237,150
    10,000 Post Properties, Inc.                             338,100    301,600
     1,500 QWest Communications
           International Inc.                                 56,768      4,200
    10,000 Regency Centers Corporation                       242,500    296,500
    16,000 Sabine Royalty Trust                              371,882    364,160
     9,000 Star Gas Partners, L.P.                           146,993    165,420
    15,000 Vesta Insurance Group, Inc.                        73,713     64,200
    83,000 WorldCom, Inc. - MCI Group (c)                    960,740      9,130
                                                          ---------- ----------
 Total Common Stocks                                      $6,306,523 $5,317,710
                                                          ---------- ----------
           * Non-Income Producing

                 Regions Morgan Keegan Select High Income Fund
                            Schedule of Investments
                                 June 30, 2002

                                             S & P
 Principal                                  Rating                    Market
  Amount   Description                    (Unaudited)     Cost      Value (b)

 PREFERRED STOCKS - 0.7%

   1,000   Compass Loan Holdings (a)                  $    862,916 $    952,576
   1,000   Seneca LTD (a)                                  992,500      900,000
                                                      ------------ ------------
 Total Preferred Stocks                               $  1,855,416 $  1,852,576
                                                      ------------ ------------

 MUTUAL FUNDS - 0.8%

  34,000   Delaware Investments
           Dividend and Income Fund,
           Inc.                                            465,082      465,800
  49,100   Pacholder High Yield Fund,
           Inc.                                            477,323      397,219
  34,000   Royce Value Trust, Inc.                         571,889      562,700
  46,000   Salomon Brothers High Income
           Fund II Inc.                                    504,264      464,600
  30,000   Zweig Total Return Fund,
           Inc.                                            217,700      185,100
                                                      ------------ ------------
 Total Mutual Funds                                   $  2,236,258 $  2,075,419
                                                      ------------ ------------

 EURODOLLAR TIME DEPOSITS - 8.0%
           State Street Bank & Trust
           Company Eurodollar time
           deposits dated June 28,
           2002, 1.25%, maturing at
           $20,762,163 on July 1, 2002.               $ 20,760,000 $ 20,760,000
                                                      ------------ ------------
 Total Investments - 99.8%                            $261,110,761 $260,675,289
                                                      ------------ ------------
 Other Assets and Liabilities, net - 0.2%                          $    546,175
                                                                   ------------
 Net Assets                                                        $261,221,464
                                                                   ============


(a) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "ac-credited investors." Pursuant to guidelines adopted by the Board of Direc-tors, these issues have been determined to be liquid by Morgan Asset Man-agement, Inc. (the investment advisor for each fund).
(b) See Note 1 of accompanying Notes to Financial Statements regarding valua-tion of securities.
(c) The company declared bankruptcy on July 21, 2002.

                              Index Descriptions+


S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks de-signed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

KBW Bank Index is a capitalization-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. The Index is intended to reflect the evolving financial sector and was developed as of October 21, 1991.

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

Lehman Brothers Intermediate Aggregate Index covers the intermediate U.S. in-vestment grade fixed rate bond market, including government and corporate secu-rities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities.

Lehman Brothers Ba High Yield Index covers Ba fixed rate, noninvestment grade debt. The Index was first introduced in January 1986 and historical data are available since January 1983. The index includes Canadian bonds and debt from non-emerging-market countries but excludes Eurobonds and debt from emerging-market countries. The index also includes original issue zeroes, step-up coupon structures, and 144A securities.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and small cap (between $250 million and $1 billion) stocks. The index was developed February 5, 1971.

                      [This Page Intentionally Left Blank]

                        Morgan Keegan Select Fund, Inc.
                      Statements of Assets and Liabilities
                                 June 30, 2002

ASSETS:
 Investments, in securities as detailed in the accompanying schedules at market (cost $25,186,916, $12,916,263,
  $107,252,693 and $261,110,761 respectively)
 Cash on deposit with custodian
 Dividends and interest receivable
 Receivable for fund shares sold
 Receivable for securities sold
 Other assets
 Due from affiliates
 TOTAL ASSETS
LIABILITIES:
 Accrued expenses
 Due to affiliates
 Payable for fund shares redeemed
 Payable for securities purchased
 Distributions payable
 TOTAL LIABILITIES
 NET ASSETS
NET ASSETS consist of:
 Net unrealized appreciation (depreciation) of investments
 Paid-in capital
 Undistributed net investment income (loss)
 Accumulated net realized gain (loss) on investments
  NET ASSETS
SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
 Class A shares
 Net Assets
 Shares outstanding
 Net Asset Value per share
 Class C shares
 Net Assets
 Shares outstanding
 Net Asset Value per share
 Class I shares
 Net Assets
 Shares outstanding
 Net Asset Value per share

See accompanying Notes to Financial Statements.

                        Morgan Keegan Select Fund, Inc.,
                      Statements of Assets and Liabilities
                                 June 30, 2002

       Capital       Financial   Intermediate    High Income
     Growth Fund       Fund        Bond Fund        Fund
     $ 37,311,648   $ 14,720,603 $ 106,555,229  $ 260,675,289
            2,977          2,082         6,123          6,520
           42,400         26,518     1,228,924      3,180,004
                -              -       348,532        818,597
          423,967              -             -         28,833
           16,113              -             -              -
                -              -           156              -
    -------------  ------------- -------------  -------------
       37,797,105     14,749,203   108,138,964    264,709,243
           50,501         52,698         6,932         16,585
          152,359         58,157       165,642        598,850
           25,804              -        67,101        154,927
           24,030              -       627,148              -
                -              -       699,141      2,717,417
    -------------  ------------- -------------  -------------
          252,694        110,855     1,565,964      3,487,779
    -------------  ------------- -------------  -------------
     $ 37,544,411   $ 14,638,348 $ 106,573,000  $ 261,221,464
    =============  ============= =============  =============
       12,124,732      1,804,340      (697,464)      (389,968)
       25,963,665     12,668,649   107,526,796    261,338,768
                -              -             -              -
         (543,986)       165,359      (256,332)       272,664
    -------------  ------------- -------------  -------------
     $ 37,544,411   $ 14,638,348 $ 106,573,000  $ 261,221,464
    =============  ============= =============  =============
     $ 37,069,483   $ 11,495,119  $ 54,495,867  $ 135,194,579
        2,153,591        994,847     5,360,909     12,909,108
           $17.22         $11.56        $10.17         $10.47
           32,933      2,152,586    31,788,056     74,953,800
            1,923        187,870     3,126,072      7,156,831
           $17.13         $11.46        $10.17         $10.47
          441,995        990,643    20,289,077     51,073,085
           25,614         85,009     1,995,007      4,877,394
           $17.26         $11.66        $10.17         $10.47

See accompanying Notes to Financial Statements.

                        Morgan Keegan Select Fund, Inc.,
                            Statements of Operations
                        For the year ended June 30, 2002

   Investment Income:
    Interest
    Dividends
   Expenses:
    Management fee
    Distribution fee
    Class A
    Class C
    Class I
    Legal fees
    Audit fees
    Accounting and transfer agent fees
    Custodian costs
    Registration fees
    Directors fees
    Other
    Total Expenses
    Less: Fee waiver and reimbursement from Advisor in excess of limitation NET INVESTMENT INCOME (LOSS)
   Realized and Unrealized Gains (Losses) on Investments:
    Change in unrealized appreciation (depreciation)
    Net realized gain (loss) on securities
   Increase (decrease) in net assets resulting from operations

See accompanying Notes to Financial Statements.

                        Morgan Keegan Select Fund, Inc.,
                            Statements of Operations
                        For the year ended June 30, 2002

   Capital Growth     Financial    Intermediate    High Income
        Fund            Fund         Bond Fund        Fund
         $ 28,641        $ 13,496    $ 6,790,390   $ 19,143,139
          405,318         359,230        115,937        809,961
    -------------   -------------  -------------  -------------
          433,959         372,726      6,906,327     19,953,100
          427,242         175,440        262,968      1,001,634
          212,431          72,275         81,330        169,730
              156          20,815        116,195        269,950
                -               -              -              -
           45,215          29,514         39,739         63,123
           17,208          10,916         17,985         20,091
           90,000          55,000         63,000         64,000
           16,871          12,564         13,129         17,234
           24,080          14,452         23,117         47,983
            6,750           6,750          6,750          6,750
            9,751           6,405          7,580         14,119
    -------------   -------------  -------------  -------------
          849,704         404,131        631,793      1,674,614
                -               -        (13,224)             -
    -------------   -------------  -------------  -------------
          849,704         404,131        618,569      1,674,614
         (415,745)        (31,405)     6,287,758     18,278,486
       (4,596,264)         62,399       (971,167)    (2,242,711)
         (474,427)        198,338       (174,354)       472,628
    -------------   -------------  -------------  -------------
     $ (5,486,436)      $ 229,332    $ 5,142,237   $ 16,508,403
    =============   =============  =============  =============

See accompanying Notes to Financial Statements.

                        Morgan Keegan Select Fund, Inc.,
                      Statements of Changes in Net Assets
                   For the years ended June 30, 2002 and 2001



                                                      Capital Growth Fund
                                                      2002           2001
                                                  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)                     $    (415,745) $    (590,469)
 Unrealized appreciation (depreciation), net         (4,596,264)   (13,124,949)
 Net realized gain (loss) from investment
  transactions                                         (474,427)     5,422,941
                                                  -------------  -------------
 Increase (decrease) in net assets resulting from
  operations                                         (5,486,436)    (8,292,477)
 Distributions to shareholders from net
  investment income:
 Class A                                                      -              -
 Class C                                                      -              -
 Class I                                                      -              -
 Distributions to shareholders in excess of net
  investment income:
 Class A                                                      -              -
 Class C                                                      -              -
 Class I                                                      -              -
 Distributions to shareholders from net realized
  gain (loss) on investments:
 Class A                                               (345,702)    (9,316,889)
 Class C                                                    (41)             -
 Class I                                                      -              -
                                                  -------------  -------------
 Total distribution to shareholders                    (345,743)    (9,316,889)
Capital share transactions
 Proceeds from shares sold:
 Class A                                              3,477,782      1,694,782
 Class C                                                 30,000              -
 Class I                                                526,677              -
 Proceeds from sales of shares as a result of
  reinvested dividends:
 Class A                                                342,672      9,191,827
 Class C                                                     41              -
 Class I                                                      -              -
 Less shares redeemed:
 Class A                                             (8,031,268)   (15,583,495)
 Class C                                                                     -
 Class I                                                (50,000)             -
                                                  -------------  -------------
 Net increase (decrease) in Net Assets from share
  transactions                                       (3,704,096)    (4,696,886)
                                                  -------------  -------------
Total Increase (decrease) in Net Assets              (9,536,275)   (22,306,252)
NET ASSETS:
 Beginning of Period                                 47,080,686     69,386,938
 End of Period                                    $  37,544,411  $  47,080,686
                                                  =============  =============

See accompanying Notes to Financial Statements.

                        Morgan Keegan Select Fund, Inc.,
                      Statements of Changes in Net Assets
                   For the years ended June 30, 2002 and 2001

         Financial               Intermediate Bond Fund           High Income Fund
           Fund
    2002           2001            2002           2001           2002           2001
-------------  -------------  --------------  -------------  -------------  -------------
 $   (31,405)    $    38,645    $  6,287,758    $ 1,440,374   $ 18,278,486    $ 4,436,252
       62,399      1,741,941        (971,167)       397,918     (2,242,711)     1,879,901
      198,338         69,433        (174,354)       189,398        472,628       (123,083)
-------------  -------------  --------------  -------------  -------------  -------------
      229,332      1,850,019       5,142,237      2,027,690     16,508,403      6,193,070
     (33,457)              -      (3,076,542)      (589,026)    (8,749,652)    (1,779,490)
      (4,540)              -      (1,751,380)      (477,667)    (4,444,671)    (1,339,604)
      (1,877)              -      (1,345,640)      (373,681)    (3,967,908)    (1,317,158)
            -              -               -              -              -              -
            -              -               -              -              -              -
            -              -               -              -              -              -
     (58,549)              -        (155,183)             -       (582,560)             -
      (7,945)              -         (99,144)             -       (288,232)             -
      (3,284)              -         (70,988)             -       (262,716)             -
-------------  -------------  --------------  -------------  -------------  -------------
    (109,652)              -      (6,498,877)    (1,440,374)   (18,295,739)    (4,436,252)
      886,966     19,360,729      48,916,009      8,494,316    111,599,788     22,604,643
      186,360      2,205,706      24,818,442      5,940,377     61,568,643      7,465,486
      410,392      1,388,836      13,170,576      8,465,778     35,054,395     10,560,786
       90,563              -       2,138,790        458,786      4,068,860        841,847
       12,389              -       1,101,589        350,041      2,491,987        836,717
        5,161              -         872,096        262,775      2,433,893        722,492
  (8,002,223)     (2,429,634)     (8,155,473)    (2,947,825)    (8,462,985)      (773,920)
    (444,551)        (52,452)     (3,125,478)    (1,502,038)    (4,363,595)      (918,372)
    (724,169)       (225,424)     (3,683,367)      (558,939)    (3,428,370)      (288,115)
-------------  -------------  --------------  -------------  -------------  -------------
  (7,579,112)     20,247,761      76,053,184     18,963,271    200,962,616     41,051,564
-------------  -------------  --------------  -------------  -------------  -------------
  (7,459,432)     22,097,780      74,696,544     19,550,587    199,175,280     42,808,382
   22,097,780              -      31,876,456     12,325,869     62,046,184     19,237,802
  $14,638,348    $22,097,780    $106,573,000    $31,876,456   $261,221,464    $62,046,184
=============  =============  ==============  =============  =============  =============

See accompanying Notes to Financial Statements.

                        Morgan Keegan Select Fund, Inc.,
                         Notes to Financial Statements
                                 June 30, 2002

Note 1: Summary of Significant Accounting Policies

Morgan Keegan Select Fund, Inc., an open-end management investment company, of-fers the following fund choices: Regions Morgan Keegan Select Capital Growth Fund, Regions Morgan Keegan Select Financial Fund, Regions Morgan Keegan Select Intermediate Bond Fund, and Regions Morgan Keegan Select High Income Fund (the "funds"). The investment objectives and principal investment strategies of the funds are as follows:

  . The Regions Morgan Keegan Select Capital Growth Fund seeks capital ap-preciation. Under normal circumstances, the fund invests at least 65% of its assets in U.S.-traded equity securities.

  . The Regions Morgan Keegan Select Financial Fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large, mid- and small-cap companies in the financial services industry.

  . The Regions Morgan Keegan Select Intermediate Bond Fund seeks a high level of income by investing in intermediate maturity, investment grade bonds. The fund seeks capital growth as a secondary objective when con-sistent with the fund's primary objective. Under normal circumstances, the fund invests at least 80% of its assets in debt securities. The fund invests primarily in investment-grade, intermediate term maturity bonds with effective maturities between 1 and 10 years that Morgan Asset Man-agement, Inc. ("Advisor") believes offer attractive yield and capital ap-preciation potential.

  . The Regions Morgan Keegan Select High Income Fund seeks a high level of income by investing in below investment grade bonds (commonly referred to as "junk bonds"). The fund seeks capital growth as a secondary objective when consistent with the fund's primary objective. Under normal circum-stances, the fund invests a majority of its assets in below investment-grade bonds that the Advisor believes offer attractive yield and capital appreciation potential.

Capitalization for each fund was provided by Morgan Asset Management as fol-lows:

                           Capital Growth   Financial   Intermediate   High Income
   Organization date       Apr. 15, 1986  Aug. 14, 2000  Jan. 13,1999 Jan. 13, 1999
   Initial Capitalization
    Date                   Aug. 18, 1986  Aug. 28, 2000 Mar. 22, 1999 Mar. 22, 1999
   Amount of initial
    Capitalization              $100,000            --        $50,000       $50,000
   Shares issued at
    Capitalization                10,000            --          5,000         5,000
   Shares authorized         300,000,000    300,000,000   300,000,000   300,000,000
   Public offering date    Sep. 22, 1986  Aug. 28, 2000 Mar. 22, 1999 Mar. 22, 1999

                        Morgan Keegan Select Fund, Inc.,
                         Notes to Financial Statements
                                 June 30, 2002


SIGNIFICANT ACCOUNTING POLICIES

Security Valuation:
Investments in securities which trade on national securities exchanges are stated at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. The Interme-diate Bond Fund and the High Income Fund normally obtain market values for their securities from an independent pricing service or from the use of an in-ternal matrix system that derives value based on comparable securities. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, or original cost plus accrued interest, both of which approximate market. When the funds believe that a market quote does not reflect a security's true value, the funds may substitute for the market value a fair value estimate made according to methods approved by the Board of Directors.

Premiums and Discounts:
Premiums and discounts on debt securities are amortized for financial reporting purposes. On July 1, 2001, the funds adopted the provisions of the American In-stitute of Certified Public Accountants' revised Audit and Accounting Guide-- Audits of Investment Companies (the guide). The guide requires all gain/loss on principal payments of mortgage-and asset-backed securities to be accounted for as interest income. Prior to July 1, 2001, the fund recognized gain (loss) on principal payments of mortgage-and asset-backed securities as realized gain
(loss). For the year ended June 30, 2002, the effect of this change was to de-crease net gain (loss) on securities by $114,196 and $1,116,254 and to increase interest income by $114,196 and $1,116,254 for the Intermediate Bond Fund and the High Income Fund, respectively. This change had no effect on the fund's net assets or total return.
Other Policies:
The funds follow industry practice and record security transactions on the trade date. Dividend income and distributions to shareholders are recognized on the ex-dividend date and interest is recognized on an accrual basis. Realized gains and losses on security transactions are determined using the specific identification method.

Repurchase Agreements:
The funds' policy for securities purchased under agreements to resell is to have market value equal to or greater than the funds' purchase price and to have such securities taken into possession by the funds' custodian. If the cus-todian becomes bankrupt, the funds might be delayed, or may incur costs or pos-sible losses of principal and income, in selling the collateral.

                        Morgan Keegan Select Fund, Inc.,
                         Notes to Financial Statements
                                 June 30, 2002


Use of Estimates:
The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Note 2: Multiple Class Structure and Plan of Distribution

A multiple class structure has been adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, on behalf of each fund. Each fund offers three share classes: Class A, Class C and Class I. Class A shares are sold with an initial sales charge. Class C shares are sold without an initial sales charge and are subject to a contingent deferred sales charge within the first year of purchase. Class I shares are sold without sales charges of any kind and are available only to certain retirement accounts and other special programs. The Class A and Class C shares of each fund have distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Each fund or class bears expenses incurred specifically on its behalf and, in addition, each fund or class bears a portion of general expenses, based on the relative net assets of each fund or class. Income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class's shares outstanding. Income distributions are declared by each class on a daily basis and paid monthly. Capital gains distributions are calculated at the fund level.

Note 3: Payment to Related Parties

Morgan Asset Management, Inc. is the investment advisor for each fund. Morgan Keegan and Company, Inc. acts as a distributor of each of the funds' shares un-der a plan of distribution pursuant to Rule 12b-1. Investment advisory and man-agement fees and 12b-1 distribution fees are based on a percentage of each fund's average daily net assets value. The following chart represents sales charges and fees:

                           Class A Class C Class I
Capital Growth Fund        ------- ------- -------
 Initial Sales Charge:      3.50%   0.00%   0.00%
 Deferred Sales Charge:     0.00%   1.00%   0.00%
 Investment Advisory Fee:   1.00%   1.00%   1.00%
 12b-1 Fees:                0.50%   1.00%   0.00%

                        Morgan Keegan Select Fund, Inc.,
                         Notes to Financial Statements
                                 June 30, 2002


                           Class A Class C Class I
Financial Fund             ------- ------- -------
 Initial Sales Charge:      4.75%   0.00%   0.00%
 Deferred Sales Charge:     0.00%   1.00%   0.00%
 Investment Advisory Fee:   1.00%   1.00%   1.00%
 12b-1 Fees:                0.50%   1.00%   0.00%

                           Class A Class C Class I
Intermediate Bond Fund     ------- ------- -------
 Initial Sales Charge:      2.00%   0.00%   0.00%
 Deferred Sales Charge:     0.00%   1.00%   0.00%
 Investment Advisory Fee:   0.40%   0.40%   0.40%
 12b-1 Fees:                0.25%   0.60%   0.00%

                           Class A Class C Class I
High Income Fund           ------- ------- -------
 Initial Sales Charge:      2.50%   0.00%   0.00%
 Deferred Sales Charge:     0.00%   1.00%   0.00%
 Investment Advisory Fee:   0.75%   0.75%   0.75%
 12b-1 Fees:                0.25%   0.75%   0.00%

Morgan Keegan and Company, Inc. also provides accounting services and transfer agent services for each fund. The Advisor has agreed to waive its fee and to reimburse each of the following funds for the next 12 months of operations to the extent its annual operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) exceeds a specific level. The Advisor's fee waivers as a percentage of net assets are as follows:

                         Class A Class C Class I
                         ------- ------- -------
 Capital Growth Fund      2.00%   2.50%   1.50%
 Intermediate Bond Fund   0.90%   1.25%   0.65%
 High Income Fund         1.25%   1.75%   1.00%

For the year ended June 30, 2002, Morgan Keegan and Company, Inc. received ini-tial sales charges related to Class A shares and deferred sales charges related to Class C shares as follows:

                         Class A Class C
                         ------- -------
 Capital Growth Fund     $17,092 $     0
 Financial Fund           31,766   1,431
 Intermediate Bond Fund  233,158   8,702
 High Income Fund        826,284  19,241

                        Morgan Keegan Select Fund, Inc.,
                         Notes to Financial Statements
                                 June 30, 2002


For the year ended June 30, 2002, Morgan Keegan and Company, Inc. earned under-writing discounts, direct commissions or dealer incentives on the sales and purchases of securities as follows:

                         Underwriting   Direct      Dealer
                          Discounts   Commissions Incentives
                         ------------ ----------- ----------
 Capital Growth Fund          $0        $ 2,175       $0
 Financial Fund                0         10,445        0
 Intermediate Bond Fund        0              0        0
 High Income Fund              0              0        0

Note 4: Investment Securities

Information related to investment securities (excluding short-term investments) by portfolio is as follows:

                       Capital
                       Growth    Financial  Intermediate High Income
                        Fund        Fund     Bond Fund       Fund
Cost of purchases    $12,497,336 $3,169,121 $97,171,924  $225,229,458
Proceeds from sales   15,356,586  7,951,281  23,202,033    43,088,980

Note 5: Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to share-holders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations differ from net investment income and realized gains recognized for financial report-ing purposes. Accordingly the character of distributions and composition of net assets for tax purposes differ form those reflected in the accompanying finan-cial statements.

Distributions for the year ended June 30, 2002 were subject to tax as follows:

                         Capital
                          Growth  Financial Intermediate    High
                           Fund     Fund     Bond Fund   Income Fund
Long-term capital gains  $345,743       --   $  255,605  $   695,075
Ordinary income                --  109,652    6,243,272   17,600,664
                         --------  -------   ----------  -----------
                          345,743  109,652    6,498,877   18,295,739
                         ========  =======   ==========  ===========

                        Morgan Keegan Select Fund, Inc.,
                         Notes to Financial Statements
                                 June 30, 2002


At June 30, 2002 the tax basis components of net assets were as follows:

                           Capital                 Intermediate      High
                           Growth      Financial       Bond         Income
                            Fund         Fund          Fund          Fund
Unrealized appreciation  $14,021,364  $ 2,638,718  $  2,116,590  $  8,071,882
Unrealized depreciation   (1,948,772)    (834,378)   (2,814,054)   (8,461,850)
                         -----------  -----------  ------------  ------------
Net unrealized
 appreciation
 (depreciation)           12,072,592    1,804,340      (697,464)     (389,968)
Undistributed ordinary
 income                           --       34,542       688,285     2,745,679
Undistributed long term
 capital gains                    --      130,817            --       244,402
Post-October losses               --           --      (245,477)           --
Capital loss
 carryforwards              (491,846)          --            --            --
                         -----------  -----------  ------------  ------------
Distributable earnings    11,580,746    1,969,699      (254,656)    2,600,113
Paid-in capital           25,963,665   12,668,649   106,827,656   258,621,351
                         -----------  -----------  ------------  ------------
Net assets                37,544,411   14,638,348   106,573,000   261,221,464
                         ===========  ===========  ============  ============

Net assets

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended June 30, 2002, $245,477 of realized losses of the In-termediate Bond Fund reflected in the accompanying financial statements will not be recognized for federal income tax purposes until next year.

As of June 30, 2002 the Capital Growth Fund had $491,846 of capital loss carryforwards that expire in 2010.

For financial reporting purposes, capital accounts and distributions to share-holders are adjusted to reflect the tax character of permanent book/tax differ-ences. For the year ended June 30, 2002, the funds recorded the following per-manent reclassifications, which relate primarily to expiring capital loss carryforwards and the character of market discount at time of sale. Results of operations and net assets were not affected by these reclassifications.

                                 Capital
                                 Growth    Financial  Intermediate High Income
                                  Fund       Fund      Bond Fund      Fund
Undistributed net investment
 income                         $(415,745) $(32,634)   $ 114,196   $ 1,162,278
Accumulated net realized gains
 (losses)                          (2,239)   32,634     (123,313)   (1,116,774)
Paid-in capital                   417,984        --        9,117       (45,504)

At May 31, 2002 the cost of investments for federal income tax purposes were $25,239,056, $12,216,262, $107,252,693, and $261,065,257 for the Capital Growth
Fund, Financial Fund, Intermediate Bond Fund and High Income Fund, respective-ly.

                        Morgan Keegan Select Fund, Inc.,
                              Financial Highlights
                                 June 30, 2002

                            Net Asset                Net Gains              Dividends
                              Value        Net     on Securities Total From  from Net
                            Beginning   Investment Realized and  Investment Investment
                            of Period     Income    Unrealized   Operations   Income
 Capital Growth Fund
 Year ended June 30, 2002
  Class A                    $19.77       ($0.18)     ($2.22)      ($2.40)        -
  Class C                     19.76        (0.27)      (2.21)       (2.48)        -
  Class I                     18.39(a)     (0.09)      (1.04)       (1.13)        -
 Year ended June 30, 2001
  Class A                     26.87        (0.13)      (3.05)       (3.18)        -
  Class C                     19.77(c)         -       (0.01)       (0.01)        -
  Class I                         -            -           -            -         -
 Year ended June 30, 2000
  (Class A)                   27.10        (0.20)      (0.03)       (0.23)        -
 Year ended June 30, 1999
  (Class A)                   26.56        (0.17)       1.46         1.29         -
 Year ended June 30, 1998
  (Class A)                   21.64        (0.16)       5.57         5.41         -
 Financial Fund
 Year ended June 30, 2002
  Class A                     11.32        (0.02)       0.32         0.30     (0.02)
  Class C                     11.27        (0.07)       0.32         0.25     (0.02)
  Class I                     11.36         0.04        0.32         0.36     (0.02)
 Period ended June 30,
  2001*
  Class A                     10.00         0.04        1.28         1.32         -
  Class C                     10.00        (0.03)       1.30         1.27         -
  Class I                     10.00         0.06        1.30         1.36         -
 Intermediate Bond Fund
 Year ended June 30, 2002
  Class A                     10.21         0.96           -         0.96     (0.94)
  Class C                     10.21         0.93           -         0.93     (0.91)
  Class I                     10.21         0.99           -         0.99     (0.97)
 Year ended June 30, 2001
  Class A                      9.74         0.78        0.47         1.25     (0.78)
  Class C                      9.74         0.74        0.47         1.21     (0.74)
  Class I                      9.74         0.80        0.47         1.27     (0.80)
 Year ended June 30, 2000
  Class A                      9.85         0.68       (0.11)        0.57     (0.68)
  Class C                      9.85         0.67       (0.11)        0.56     (0.67)
  Class I                      9.85         0.72       (0.11)        0.61     (0.72)
 Period ended June 30,
  1999**
  Class A                     10.00         0.16       (0.15)        0.01     (0.16)
  Class C                     10.00         0.15       (0.15)        0.00     (0.15)
  Class I                     10.00         0.16       (0.15)        0.01     (0.16)
 High Income Fund
 Year ended June 30, 2002
  Class A                     10.56         1.42       (0.07)        1.35     (1.33)
  Class C                     10.56         1.37       (0.07)        1.30     (1.28)
  Class I                     10.56         1.45       (0.07)        1.38     (1.36)
 Year ended June 30, 2001
  Class A                      9.98         1.30        0.58         1.88     (1.30)
  Class C                      9.98         1.25        0.58         1.83     (1.25)
  Class I                      9.98         1.32        0.58         1.90     (1.32)
 Year ended June 30, 2000
  Class A                     10.17         1.29       (0.19)        1.10     (1.29)
  Class C                     10.18         1.12       (0.20)        0.92     (1.12)
  Class I                     10.18         1.31       (0.20)        1.11     (1.31)
 Period ended June 30,
  1999**
  Class A                     10.00         0.20        0.17         0.37     (0.20)
  Class C                     10.00         0.18        0.18         0.36     (0.18)
  Class I                     10.00         0.20        0.18         0.38     (0.20)

See footnotes on page 46.
See accompanying Notes to Financial Statements.

                        Morgan Keegan Select Fund, Inc.,
                              Financial Highlights
                                 June 30, 2002

                                                                                         Ratio of
                                                                             Ratio of   Net Income
 Distributions                           Net Asset              Net Assets  Expenses to to Average Portfolio
 from Capital  Return of       Total     Value End  Total         End of    Average Net    Net     Turnover
     Gains      Capital    Distributions of Period Return         Period      Assets/\   Assets/\    Rate
    ($0.15)          -        ($0.15)     $17.22   (12.20%)    $ 37,069,483    2.00%      (0.98%)     31%
     (0.15)          -         (0.15)      17.13   (12.66%)          32,933    2.49%      (1.47%)     31%
         -           -             -       17.26    (6.14%)(b)      441,995    1.50%      (0.48%)     31%
     (3.92)          -         (3.92)      19.77   (13.81%)      47,075,292    1.97%      (1.07%)     29%
         -           -             -       19.76         -            5,394    1.97%      (1.07%)     29%
         -           -             -           -         -                -        -           -        -
         -           -             -       26.87    (0.85%)      69,386,938    1.76%      (0.74%)     20%
     (0.72)      (0.03)        (0.75)      27.10     5.20%       95,893,801    1.74%      (0.68%)     15%
     (0.49)          -         (0.49)      26.56    25.32%       88,207,007    1.79%      (0.66%)     28%
     (0.04)          -         (0.06)      11.56     2.76%       11,495,119    2.26%      (0.15%)     19%
     (0.04)          -         (0.06)      11.46     2.24%        2,152,586    2.76%      (0.64%)     19%
     (0.04)          -         (0.06)      11.66     3.28%          990,643    1.77%       0.35%      19%
         -           -             -       11.32    13.20%       18,412,183    2.48%       0.36%      23%
         -           -             -       11.27    12.70%        2,382,468    2.98%      (0.15%)     23%
         -           -             -       11.36    13.60%        1,303,129    1.99%       0.84%      23%
     (0.06)          -         (1.00)      10.17     9.61%       54,495,867    0.89%(d)    9.55%      37%
     (0.06)          -         (0.97)      10.17     9.34%       31,788,056    1.23%(d)    9.20%      37%
     (0.06)          -         (1.03)      10.17     9.99%       20,289,077    0.64%(d)    9.80%      37%
         -           -         (0.78)      10.21    13.16%       12,375,281    0.89%(d)    7.73%      60%
         -           -         (0.74)      10.21    12.76%        9,396,442    1.23%(d)    7.54%      60%
         -           -         (0.80)      10.21    13.43%       10,104,733    0.63%(d)    7.90%      60%
         -           -         (0.68)       9.74     6.17%        6,101,095    0.90%(d)    6.95%      30%
         -           -         (0.67)       9.74     5.81%        4,401,369    1.25%(d)    6.71%      30%
         -           -         (0.72)       9.74     6.46%        1,823,405    0.65%(d)    7.30%      30%
         -           -         (0.16)       9.85     0.06%        3,164,863    0.90%(d)    6.48%       7%
         -           -         (0.15)       9.85    (0.04%)       1,986,591    1.25%(d)    6.22%       7%
         -           -         (0.16)       9.85     0.13%        1,068,933    0.65%(d)    6.82%       7%
     (0.11)          -         (1.44)      10.47    13.57%      135,194,579    1.15%      13.52%      33%
     (0.11)          -         (1.39)      10.47    13.01%       74,953,800    1.64%      13.03%      33%
     (0.11)          -         (1.47)      10.47    13.85%       51,073,085    0.91%      13.76%      33%
         -           -         (1.30)      10.56    19.88%       28,873,999    1.19%(e)   12.86%      38%
         -           -         (1.25)      10.56    19.30%       15,758,616    1.69%(e)   12.36%      38%
         -           -         (1.32)      10.56    20.18%       17,413,569    0.95%(e)   13.18%      38%
         -           -         (1.29)       9.98     9.98%        5,542,495    1.25%(e)   10.89%      12%
         -           -         (1.12)       9.98     9.33%        7,806,453    1.75%(e)   10.68%      12%
         -           -         (1.31)       9.98    10.14%        5,888,854    1.00%(e)   11.27%      12%
         -           -         (0.20)      10.17     3.69%        1,028,584    1.25%(e)    8.74%       0%
         -           -         (0.18)      10.18     3.64%        4,064,710    1.75%(e)    8.65%       0%
         -           -         (0.20)      10.18     3.85%          931,780    1.00%(e)    9.40%       0%

See accompanying Notes to Financial Statements.

                        Morgan Keegan Select Fund, Inc.,
                              Financial Highlights
                                 June 30, 2002

(a)  Net asset value as of initial issuance, January 23, 2002.
(b)  Total return from initial issuance on January 23, 2002.
(c)  Net asset value as of initial issuance, June 15, 2001.
(d) 0.91%, 1.25%, and 0.66% before excess reimbursement and fee waiver from Advisor for classes A, C, and I, respectively, for the year ended June 30, 2002, 1.12%, 1.47%, and 0.88% before excess reimbursement and fee waiver from Advisor for classes A, C, and I, respectively, for the year ended June 30, 2001, 1.51%, 1.85%, and 1.26% before excess reimbursement and fee waiver from Advisor for classes A, C, and I, respectively, for the year ended June 30, 2000, and 3.41%, 3.82%, and 3.13% before excess reimburse-ment and fee waiver from Advisor for classes A, C, and I, respectively, for the period ended June 30, 1999.
(e) 1.24%, 1.74%, and 1.00% before excess reimbursement and fee waiver from Advisor for classes A, C, and I, respectively, for the year ended June 30, 2001, 1.61%, 2.11%, and 1.37% before excess reimbursement and fee waiver from Advisor for classes A, C, and I, respectively, for the year ended June 30, 2000, and 4.39%, 4.86%, and 4.02% before excess reimbursement and fee waiver from Advisor for classes A, C, and I, respectively, for the pe-riod ended June 30, 1999.
 *   For the period from inception (August 30, 2000) to June 30, 2001.
**   For the period from inception (March 22, 1999) to June 30, 1999.
/\   Ratio annualized for the periods less than one year.

                       Report of Independent Accountants


To the Shareholders and Board of Directors of Morgan Keegan Select Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Regions Morgan Keegan Select Capital Growth Fund, Regions Morgan Keegan Select Financial Fund, Regions Morgan Keegan Intermediate Bond Fund and Regions Morgan Keegan High Income Fund (funds within Morgan Keegan Select Fund, Inc., hereafter referred to as the "Funds") at June 30, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets of the Funds for the year ended June 30, 2001 and the financial highlights for each of the fiscal periods presented on and prior to June 30, 2002 were audited by other independent accountants whose report, dated July 27, 2001, expressed an unqualified opinion on those statements.

/s/PricewaterhouseCoopers LLP
------------------------------

PricewaterhouseCoopers LLP
Memphis, Tennessee
August 9, 2002

                        Morgan Keegan Select Fund, Inc.,
                        Board of Directors and Officers

The funds' officers are responsible for the operation of the funds under the direction of the Board of Directors. Each of the directors oversees four funds advised by Morgan Asset Management, Inc. The officers and directors of the funds and their principal occupations during the past five years are set forth below. An asterisk (*) indicates officers and/or directors who are interested persons of the funds as defined by the 1940 Act. The funds' Statement of Addi-tional Information (SAI) includes more information about the directors. To re-quest a free copy, please call Morgan Keegan at 1-800-564-2188.

                                   Position with the fund and Principal
 Name                                Occupation During Past Five Years
 ----                       --------------------------------------------------
 Allen B. Morgan, Jr.*      President and Director. Mr. Morgan is Chairman and
                            Chief Executive Officer and Executive Managing
                            Director of Morgan Keegan & Company, Inc. He also
                            is a Director of Morgan Asset Management, Inc. and
                            of Regions Financial Corporation. Year of election
                            or appointment: 1986
 James D. Witherington, Jr. Director. Mr. Witherington is President of SSM
                            Corp. (management of venture capital funds). He
                            also serves as a Director for several private
                            companies. Year of election or appointment: 1986
 William Jefferies Mann     Director. Mr. Mann is Chairman and President of
                            Mann Investments, Inc. (hotel
                            investments/consulting). He also serves as a
                            Director for Heavy Machines, Inc. (equipment
                            contractor). Year of election or appointment: 1986

                        Morgan Keegan Select Fund, Inc.,
                        Board of Directors and Officers

                                    Position with the fund and Principal
 Name                                Occupation During Past Five Years
 ----                       ---------------------------------------------------
 James Stillman R. McFadden Director. Mr. McFadden is President and Director of
                            Starr Printing Co. (commercial printing). He is
                            also President and Director of 1703, Inc.
                            (restaurant management). He was formerly Vice
                            President of Sterling Equities, Inc. (private
                            equity financings). Year of election or
                            appointment: 1996
 Archie W. Willis III       Honorary Director. Mr. Willis is President of
                            Community Capital (financial advisory and real
                            estate development consulting) and Vice President
                            of Community Realty Company (real estate
                            brokerage). He was formerly a First Vice President
                            of Morgan Keegan & Company, Inc. Year of election
                            or appointment: 2002
 Joseph C. Weller*          Vice President, Treasurer & Assistant Secretary.
                            Mr. Weller is Executive Vice President and Chief
                            Financial Officer, Secretary and Treasurer and
                            Executive Managing Director of Morgan Keegan &
                            Company, Inc. He also is a Director of Morgan Asset
                            Management, Inc. Year of election or appointment:
                            1986
 Charles D. Maxwell*        Secretary and Assistant Treasurer. Mr. Maxwell is a
                            Managing Director and Assistant Treasurer of Morgan
                            Keegan & Company, Inc. and Secretary/Treasurer of
                            Morgan Asset Management, Inc. He was formerly a
                            senior manager with Ernst & Young (accountants)
                            (1976-86). Year of election or appointment: 1986

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds' prospectus which contains facts concern-ing their objectives and policies, management fees, expenses and other informa-tion.

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                                 Our Locations


Morgan Keegan provides personalized investment services through 135 offices in 14 states. Please access our Web site to locate the Morgan Keegan branch nearest you or contact us at 1-800-366-7426.


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                                 Morgan Keegan
                         Morgan Keegan & Company, Inc.
                     Members New York Stock Exchange, SIPC
                             www.morgankeegan.com